                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. _)

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    INDIANAPOLIS POWER & LIGHT COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

OFFER TO PURCHASE AND PROXY STATEMENT
                            IPALCO ENTERPRISES, INC.
                           OFFER TO PURCHASE FOR CASH
           ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING SERIES OF
                         CUMULATIVE PREFERRED STOCK OF
                       INDIANAPOLIS POWER & LIGHT COMPANY

           100,000 SHARES, CUMULATIVE PREFERRED STOCK, 4% SERIES AT A PURCHASE
       PRICE OF     $71.38  PER SHARE, CUSIP NUMBER 455434 20 9


          39,000 SHARES, CUMULATIVE PREFERRED STOCK, 4.20% SERIES AT A PURCHASE
         PRICE OF   $77.72 PER SHARE, CUSIP NUMBER 455434 88 6


          30,000 SHARES, CUMULATIVE PREFERRED STOCK, 4.60% SERIES AT A PURCHASE
         PRICE OF   $85.12 PER SHARE, CUSIP NUMBER 455434 40 7


          50,000 SHARES, CUMULATIVE PREFERRED STOCK, 4.80% SERIES AT A PURCHASE
         PRICE OF   $88.82 PER SHARE, CUSIP NUMBER 455434 80 3


           100,000 SHARES, CUMULATIVE PREFERRED STOCK, 6% SERIES AT A PURCHASE
       PRICE OF     $103.00 PER SHARE, CUSIP NUMBER 455434 30 8


         199,985 SHARES, CUMULATIVE PREFERRED STOCK, 8.20% SERIES AT A PURCHASE PRICE OF $102.00 PER SHARE, CUSIP NUMBER 455434 60 5

                       ----------------------------------
                       INDIANAPOLIS POWER & LIGHT COMPANY
                                PROXY STATEMENT
        WITH RESPECT TO ITS COMMON STOCK AND CUMULATIVE PREFERRED STOCK


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
  ON WEDNESDAY, OCTOBER 8, 1997, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION
                                    DATE").



    IPALCO Enterprises, Inc., an Indiana corporation ("IPALCO"), invites the holders of each series of cumulative preferred stock listed above (each a "Series of Preferred," and the holder thereof a "Preferred Shareholder") of Indianapolis Power & Light Company, an Indiana corporation and direct subsidiary of IPALCO ("IPL"), to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed above (the "Purchase Price") for the Shares tendered, net to the seller in cash, upon the terms and subject to the conditions set forth in this Offer to Purchase and Proxy Statement and in the accompanying Letter of Transmittal and Proxy (which together constitute the "Offer"). The Shares constitute all of the outstanding shares of preferred stock of IPL. IPALCO will purchase all Shares validly tendered and not properly and timely withdrawn, upon the terms and subject to the conditions of the Offer. See "Terms of the Offer -- Certain Conditions of the Offer" and "Terms of the Offer -- Extension of Tender Period; Termination; Amendments."


    THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE (AS HEREINAFTER DEFINED)) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT, AS DESCRIBED BELOW. MOREOVER, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING, AS DESCRIBED BELOW. SEE "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF THE OFFER."


    IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER. SEE "TERMS OF THE OFFER - PROCEDURE FOR TENDERING SHARES." FOR FURTHER INFORMATION, CALL THE INFORMATION AGENT (AS HEREINAFTER DEFINED) OR THE DEALER MANAGERS (AS HEREINAFTER DEFINED) OR CONSULT YOUR BROKER FOR ASSISTANCE.



    Concurrently with the Offer, the Board of Directors of IPL is soliciting proxies from Preferred Shareholders for use at the Special Meeting of Shareholders of IPL to be held at its principal office, One Monument Circle, Indianapolis, Indiana 46204, on Wednesday, October 8, 1997, or any adjournment or postponement of such meeting (the "Special Meeting"). The Special Meeting is being held to consider an amendment (the "Proposed Amendment") to the Articles of IPL which would remove a provision of the Articles that limits IPL's ability to issue unsecured debt (the "Debt Limitation Provision"). PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE IN FAVOR OF THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. HOWEVER, PREFERRED SHAREHOLDERS OF RECORD HAVE THE RIGHT TO VOTE ON THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, IPL WILL MAKE A SPECIAL CASH PAYMENT IN THE AMOUNT OF $1.00 PER SHARE TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. THOSE PREFERRED SHAREHOLDERS WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED
ABOVE.                                                  (CONTINUED ON NEXT PAGE)

                       ----------------------------------

    IPALCO will pay to each designated Soliciting Dealer (as defined herein) a solicitation fee for Shares tendered, accepted for payment and paid for pursuant to the Offer, and for all Shares voted in favor of the Proposed Amendment, whether or not tendered, subject to certain conditions. See "Fees and Expenses Associated with the Offer."
                       ----------------------------------

    THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION" OR "SEC") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
                       ----------------------------------

    NEITHER IPALCO, IPL, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER HIS OR HER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.
                       ----------------------------------

    IPL'S BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE PROPOSED AMENDMENT.


    This Offer to Purchase and Proxy Statement is first being mailed on or about August 29, 1997 to registered Preferred Shareholders as of that date.

                       ----------------------------------
                     THE DEALER MANAGERS FOR THE OFFER ARE:

DILLON, READ & CO. INC.                                      MERRILL LYNCH & CO.
                               ------------------


THE DATE OF THIS OFFER TO PURCHASE AND PROXY STATEMENT IS AUGUST 29, 1997.

    In the event that all Shares of the 8.20% Series of Preferred (the "8.20% Shares") are not acquired by IPALCO pursuant to the Offer, IPL intends to redeem all the 8.20% Shares which remain outstanding at a redemption price of $101.00 per 8.20% Share pursuant to Article 6A, Section 4(c) of IPL's Amended Articles of Incorporation (the "Articles") and the provisions of the 8.20% Series' authorizing resolutions.



    A regular quarterly dividend has been declared on each Share, payable on October 1, 1997, to the owner of record on September 19, 1997 (the "October Dividend"). A tender and purchase of Shares pursuant to the Offer or a redemption of 8.20% Shares will not deprive a shareholder of his or her right to receive the October Dividend on Shares held of record on September 19, 1997, regardless of whether such shareholder tenders his or her Shares in the Offer prior to that date. Tendering shareholders will not be entitled to any dividends in respect of any later dividend periods, or any portion thereof.



    Each Series of Preferred is traded in the over-the-counter market (the "OTC") and is not listed on any national securities exchange nor quoted on the automated quotation system of a registered securities association. As of August 25, 1997, the last reported sales prices as reported by the National Quotation Bureau, Inc. were $57 7/8 for the 4% Series of Preferred (on August 14, 1997); $86 3/4 for the 6% Series of Preferred (on July 18, 1997); and $99 7/8 for the 8.20% Series of Preferred (on August 8, 1997). There were no sales prices available for the 4.20% Series of Preferred, the 4.60% Series of Preferred and the 4.80% Series of Preferred. IPALCO and IPL believe that such last reported sales price with respect to each Series of Preferred may not be indicative of the market value of the Shares of such Series of Preferred. Preferred Shareholders are urged to obtain current market quotations, if available, for the Shares.

                            ------------------------

    NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF IPALCO OR IPL AS TO WHETHER PREFERRED SHAREHOLDERS SHOULD TENDER THEIR SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE RELATED LETTER OF TRANSMITTAL AND PROXY. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY IPALCO OR IPL.

                                   IMPORTANT

    Any Preferred Shareholder desiring to accept the Offer and tender all or any portion of his or her Shares should, in addition to voting in favor of the Proposed Amendment either by executing and returning the enclosed proxy contained in the Letter of Transmittal and Proxy accompanying this Offer to Purchase and Proxy Statement or by voting in person by ballot at the Special Meeting, either (i) request his or her broker, dealer, commercial bank, trust company or nominee to effect the transaction for him or her, or (ii) complete and sign the Letter of Transmittal and Proxy enclosed herewith, or a facsimile thereof, in accordance with the instructions in the Letter of Transmittal and Proxy, mail or deliver it and any other required documents to IBJ Schroder Bank & Trust Company (the "Depositary"), and deliver the certificates for such Shares to the Depositary, along with the Letter of Transmittal and Proxy, or (iii) tender such Shares pursuant to the procedure for book-entry transfer set forth below under "Terms of the Offer -- Procedure for Tendering Shares," prior to the Expiration Date. A Preferred Shareholder whose Shares are registered in the name of a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender such Shares. Any Preferred Shareholder who desires to tender his or her Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer, should tender such Shares by following the procedures for guaranteed delivery set forth below under "Terms of the Offer -- Procedure for Tendering Shares."

    EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR SUCH SERIES OF PREFERRED OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED. A LETTER OF TRANSMITTAL AND PROXY MAY BE USED TO VOTE IN FAVOR OF THE PROPOSED AMENDMENT EVEN IF NO SHARES ARE BEING TENDERED.

    Questions or requests for assistance or for additional copies of this Offer to Purchase and Proxy Statement, the Letter of Transmittal and Proxy for a Series of Preferred, or other tender offer or proxy solicitation materials may be directed to D. F. King & Co., Inc. (the "Information Agent") or Dillon, Read & Co. Inc. and Merrill Lynch & Co. (the "Dealer Managers") at their respective addresses and telephone numbers set forth on the back cover of this Offer to Purchase and Proxy Statement.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----

SUMMARY....................................................................................................           1

INTRODUCTION...............................................................................................           4

SPECIAL FACTORS............................................................................................           6

  Purpose Of The Offer; Certain Effects Of The Offer; Plans Of IPALCO And IPL After The Offer..............           6

  Certain Legal Matters; Regulatory Approvals; No Dissenters' Rights.......................................           8

TERMS OF THE OFFER.........................................................................................          10

  Number Of Shares; Purchase Prices; Expiration Date; Dividends............................................          10

  Procedure For Tendering Shares...........................................................................          11

  Withdrawal Rights........................................................................................          14

  Acceptance Of Shares For Payment And Payment Of Purchase Price...........................................          14

  Certain Conditions Of The Offer..........................................................................          15

  Extension Of Tender Period; Termination; Amendments......................................................          17

PROPOSED AMENDMENT AND PROXY SOLICITATION..................................................................          17

  Introduction.............................................................................................          17

  Voting Securities, Rights And Procedures.................................................................          18

  Proxies..................................................................................................          18

  Special Cash Payments....................................................................................          19

  Security Ownership Of Certain Beneficial Owners And Management...........................................          20

  Business To Come Before The Special Meeting..............................................................          21

  Explanation Of The Proposed Amendment....................................................................          21

  Reasons For The Proposed Amendment.......................................................................          22

  Financial And Other Information Relating To IPL..........................................................          23

  Relationship With Independent Public Accountants.........................................................          23

  Shareholder Proposals For 1998 Annual Meeting Of IPL.....................................................          23

PRICE RANGE OF SHARES; DIVIDENDS...........................................................................          23

CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................................................          25

SOURCE AND AMOUNT OF FUNDS.................................................................................          26

TRANSACTIONS AND AGREEMENTS CONCERNING THE SHARES..........................................................          26

FEES AND EXPENSES ASSOCIATED WITH THE OFFER................................................................          26

CERTAIN INFORMATION REGARDING IPL AND IPALCO...............................................................          28

SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION..............................................................          28

ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE.........................................................          29

MISCELLANEOUS..............................................................................................          30

                                    SUMMARY

    THE FOLLOWING SUMMARY IS PROVIDED SOLELY FOR THE CONVENIENCE OF THE PREFERRED SHAREHOLDERS. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT AND MORE SPECIFIC DETAILS CONTAINED IN THE OFFER AND ANY AMENDMENTS HERETO. PREFERRED SHAREHOLDERS ARE URGED TO READ THIS OFFER TO PURCHASE AND PROXY STATEMENT AND THE LETTER OF TRANSMITTAL AND PROXY ENCLOSED HEREWITH, EACH IN ITS ENTIRETY. EACH OF THE CAPITALIZED TERMS USED IN THIS SUMMARY AND NOT DEFINED HEREIN HAS THE MEANING SET FORTH ELSEWHERE IN THIS OFFER TO PURCHASE AND PROXY STATEMENT.


The Companies................  IPALCO is a holding company and the parent company of IPL and Mid-America Capital Resources, Inc. ("Mid-America"). IPL
                               is a regulated electric and steam service utility engaged
                               primarily in generating, transmitting, distributing and
                               selling electric energy in the city of Indianapolis and
                               neighboring cities, towns and adjacent rural areas, all
                               within the State of Indiana. IPL also produces, distributes and sells steam within a limited area in Indianapolis.
                               Mid-America is the holding company for the unregulated
                               activities of IPALCO, which primarily include operation of district heating and cooling systems, research and
                               development of energy storage technology, and operation of an energy system in an industrial complex.

The Shares...................  IPL 4% Cumulative Preferred Stock ($100 par value)
                               IPL 4.20% Cumulative Preferred Stock ($100 par value)
                               IPL 4.60% Cumulative Preferred Stock ($100 par value)
                               IPL 4.80% Cumulative Preferred Stock ($100 par value)
                               IPL 6% Cumulative Preferred Stock ($100 par value)
                               IPL 8.20% Cumulative Preferred Stock ($100 par value)

The Offer....................  Offer to purchase any or all Shares of each Series of
                               Preferred at the price per Share set forth below.

Purchase Price...............  $ 71.38 per Share of 4% Cumulative Preferred Stock
                               $ 77.72 per Share of 4.20% Cumulative Preferred Stock
                               $ 85.12 per Share of 4.60% Cumulative Preferred Stock
                               $ 88.82 per Share of 4.80% Cumulative Preferred Stock
                               $103.00 per Share of 6% Cumulative Preferred Stock
                               $102.00 per Share of 8.20% Cumulative Preferred Stock

Dividends....................  A regular quarterly dividend has been declared on each
                               Share, payable on October 1, 1997, to the owner of record on
                               September 19, 1997 (the "October Dividend"). A tender and
                               purchase of Shares pursuant to the Offer or a redemption of
                               8.20% Shares will not deprive a shareholder of his or her
                               right to receive the October Dividend on Shares held of
                               record on September 19, 1997, regardless of whether such
                               shareholder tenders his or her Shares in the Offer prior to that date. Tendering shareholders will not be entitled to
                               any dividends in respect of any later dividend periods, or any portion thereof.

Independent Offer............  The Offer for one Series of Preferred is independent of the
                               Offer for any other Series of Preferred. The Offer is not
                               conditioned upon any minimum number of shares of the
                               applicable Series of Preferred being

                               tendered, but is conditioned upon the Proposed Amendment
                               being approved and adopted at the Special Meeting. Preferred
                               Shareholders who wish to tender their Shares must vote in
                               favor of the Proposed Amendment. The Offer is subject to
                               certain other conditions described herein.

Expiration Date of the
Offer........................  The Offer expires at 5:00 p.m., New York City time, on
                               Wednesday, October 8, 1997, unless extended.

How to Tender Shares.........  Preferred Shareholders (including Preferred Shareholders who acquire Shares subsequent to the Record Date) who wish to
                               tender their Shares pursuant to the Offer must vote in favor of the Proposed Amendment. Preferred Shareholders who
                               purchase or whose purchase is registered after the Record
                               Date and who wish to tender their Shares must arrange with their seller to receive an assignment of proxy from the
                               holder of record on the Record Date. In order to facilitate receipt of proxies, Shares shall, during the period which
                               commences August 27, 1997 (two business days prior to the
                               Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market
                               with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. Settlement of all trades during the period described above should
                               include an assignment of proxy from the seller. See "Terms of the Offer -- Procedure for Tendering Shares." For further information, call the Information Agent or the Dealer
                               Managers or consult your broker for assistance.

Withdrawal Rights............  Tendered Shares of any Series of Preferred may be withdrawn at any time until the Expiration Date with respect to such
                               Series of Preferred and, unless theretofore accepted for
                               payment, may also be withdrawn after Tuesday, October 28,
                               1997. See "Terms of the Offer -- Withdrawal Rights." The
                               proxy accompanying any tendered Shares that are withdrawn
                               will not be considered revoked unless the Preferred
                               Shareholder specifically revokes such proxy as described
                               herein. See "Proposed Amendment and Proxy Solicitation --
                               Proxies."

Purpose of the Offer.........  IPALCO is making the Offer because it believes that the purchase of Shares is economically attractive to IPALCO, its shareholders and IPL. In addition, the Offer gives Preferred
                               Shareholders the opportunity to sell their Shares at what
                               IPALCO believes is a premium over the market price and
                               without the usual transaction costs associated with a market sale. See "Special Factors -- Purpose of the Offer; Certain
                               Effects of the Offer; Plans of IPALCO and IPL After the
                               Offer."

Brokerage Commissions........  Not payable by Preferred Shareholders.

Solicitation Fee.............  IPALCO will pay to each designated Soliciting Dealer a solicitation fee of $1.50 per Share (except that for
                               transactions for beneficial owners equal to or exceeding
                               2,500 Shares, IPALCO will pay a solicitation fee of $1.00
                               per Share) for any Shares tendered, accepted for payment and paid for pursuant to the Offer, and for all Shares voted in favor of the Proposed Amendment, whether or not tendered.
                               Solicitation fees payable in transactions for beneficial
                               owners of 2,500

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                               or more Shares shall be paid 80% to the Dealer Managers and
                               20% to the Soliciting Dealers (which may be a Dealer
                               Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such
                               Soliciting Dealer.

Proposed Amendment...........  Concurrently with the Offer, the Board of Directors of IPL is soliciting proxies for use at the Special Meeting of
                               Shareholders of IPL. The Special Meeting is being held to
                               consider an amendment to IPL's Articles which would remove a provision that limits IPL's ability to issue unsecured debt.
                               If the Proposed Amendment is approved by the shareholders, the provision of the Articles that limits IPL's ability to issue unsecured debt will be eliminated with respect to any
                               Shares that remain outstanding after consummation of the
                               Offer. See "Special Factors -- Purpose of the Offer; Certain
                               Effects of the Offer; Plans of IPALCO and IPL After the
                               Offer."

Record Date..................  August 29, 1997.

Special Cash Payment.........  If the Proposed Amendment is approved and adopted by IPL's shareholders, IPL will make a special cash payment of $1.00 per share to each Preferred Shareholder who voted in favor of the Proposed Amendment, provided that such Shares have
                               not been tendered pursuant to the Offer. Preferred
                               Shareholders who validly tender their Shares will be
                               entitled only to the Purchase Price per Share listed on the front cover of this Offer to Purchase and Proxy Statement.

Stock Transfer Tax...........  IPALCO will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. Each Preferred Shareholder will be responsible for paying any income or gross receipts taxes imposed by any jurisdiction by reason of the Special
                               Cash Payment and/or the sale of the Shares. See Instruction
                               6 of the applicable Letter of Transmittal and Proxy. See
                               also "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price" and "Certain Federal Income
                               Tax Consequences."

Payment Date.................  Promptly after the Expiration Date.

Further Information..........  Additional copies of this Offer to Purchase and Proxy
                               Statement and the applicable Letter of Transmittal and Proxy may be obtained by contacting D. F. King & Co., Inc., 77
                               Water Street, New York, New York 10005, telephone: (800)
                               859-8508 (toll-free) and (212) 425-1685 (brokers and
                               dealers). Questions about the Offer should be directed to
                               Dillon, Read & Co. Inc. at (212) 906-7531 or to Merrill
                               Lynch & Co. at 1-888-ML4-TNDR (toll free) (1-888-654-8637
                               (toll free)).

                                  INTRODUCTION

    IPALCO Enterprises, Inc., an Indiana corporation ("IPALCO"), invites the holders of each series of cumulative preferred stock listed below (each a "Series of Preferred," and the holder thereof a "Preferred Shareholder") of Indianapolis Power & Light Company, an Indiana corporation and direct subsidiary of IPALCO ("IPL"), to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed below (the "Purchase Price"):


                               SERIES OR PREFERRED                                     PURCHASE PRICE
----------------------------------------------------------------------------------  --------------------
Cumulative Preferred Stock, 4% Series.............................................  $    71.38 per Share
Cumulative Preferred Stock, 4.20% Series..........................................  $    77.72 per Share
Cumulative Preferred Stock, 4.60% Series..........................................  $    85.12 per Share
Cumulative Preferred Stock, 4.80% Series..........................................  $    88.82 per Share
Cumulative Preferred Stock, 6% Series.............................................  $   103.00 per Share
Cumulative Preferred Stock, 8.20% Series..........................................  $   102.00 per Share


in each case net to the seller in cash, upon the terms and subject to the conditions set forth in this Offer to Purchase and Proxy Statement and in the accompanying Letter of Transmittal and Proxy (which together constitute the "Offer"). The Shares constitute all of the outstanding shares of preferred stock of IPL. IPALCO will purchase all Shares validly tendered and not properly and timely withdrawn, upon the terms and subject to the conditions of the Offer. See "Terms of the Offer -- Certain Conditions of the Offer" and "Terms of the Offer -- Extension of Tender Period; Termination; Amendments."

    In the event that all Shares of the 8.20% Series of Preferred (the "8.20% Shares") are not acquired by IPALCO pursuant to the Offer, IPL intends to redeem all the 8.20% Shares which remain outstanding at a redemption price of $101.00 per 8.20% Share pursuant to Article 6A, Section 4(c) of IPL's Amended Articles of Incorporation (the "Articles") and the provisions of the 8.20% Series' authorizing resolutions.

    THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD
DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. MOREOVER, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. SEE "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF THE OFFER."


    IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER. SEE "TERMS OF THE OFFER - PROCEDURE FOR TENDERING SHARES." FOR FURTHER INFORMATION, CALL THE INFORMATION AGENT OR THE DEALER MANAGERS OR CONSULT YOUR BROKER FOR ASSISTANCE.


    A regular quarterly dividend has been declared on each Share, payable on October 1, 1997, to the owner of record on September 19, 1997 (the "October Dividend"). A tender and purchase of Shares pursuant to the Offer or a redemption of 8.20% Shares will not deprive a shareholder of his or her right to receive the October Dividend on Shares held of record on September 19, 1997, regardless of whether such shareholder tenders his or her Shares in the Offer prior to that date. Tendering shareholders will not be entitled to any dividends in respect of any later dividend periods, or any portion thereof.


    Concurrently with the Offer, the Board of Directors of IPL is soliciting proxies from Preferred Shareholders for use at the Special Meeting of Shareholders of IPL to be held at its principal office, One Monument Circle, Indianapolis, Indiana 46204, on Wednesday, October 8, 1997, or any adjournment or postponement of such meeting (the "Special Meeting"). The Special Meeting is being held to consider an amendment (the "Proposed Amendment") to the Articles of IPL which would remove a provision of the Articles that limits IPL's ability to issue unsecured debt (the "Debt Limitation Provision"). PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE IN FAVOR OF THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. HOWEVER, PREFERRED SHAREHOLDERS OF RECORD HAVE THE RIGHT TO VOTE ON THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, IPL WILL MAKE A SPECIAL CASH PAYMENT IN THE AMOUNT OF $1.00 PER SHARE TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. THOSE PREFERRED SHAREHOLDERS WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ABOVE.


    IPALCO will pay to each designated Soliciting Dealer (as defined herein) a solicitation fee for Shares tendered, accepted for payment and paid for pursuant to the Offer, and for all Shares voted in favor of the Proposed Amendment, whether or not tendered, subject to certain conditions. See "Fees and Expenses Associated with the Offer."

    THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION" OR "SEC") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

    NEITHER IPALCO, IPL, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER HIS OR HER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

    IPL'S BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE PROPOSED AMENDMENT.


    Each Series of Preferred is traded in the over-the-counter market (the "OTC") and is not listed on any national securities exchange nor quoted on the automated quotation system of a registered securities association. As of August 25, 1997, the last reported sales prices as reported by the National Quotation Bureau, Inc. were $57 7/8 for the 4% Series of Preferred (on August 14, 1997); $86 3/4 for the 6% Series of Preferred (on July 18, 1997); and $99 7/8 for the 8.20% Series of Preferred (on August 8, 1997). There were no sales prices available for the 4.20% Series of Preferred, the 4.60% Series of Preferred and the 4.80% Series of Preferred. IPALCO and IPL believe that such last reported sales price with respect to each Series of Preferred may not be indicative of the market value of the Shares of such Series of Preferred. Preferred Shareholders are urged to obtain current market quotations, if available, for the Shares. See "Price Range of Shares; Dividends."


    Neither IPALCO, IPL nor any of their affiliates currently own any Shares.

                                SPECIAL FACTORS

PURPOSE OF THE OFFER; CERTAIN EFFECTS OF THE OFFER; PLANS OF IPALCO AND IPL
  AFTER THE OFFER

    PURPOSE OF THE OFFER. IPALCO believes that the purchase of the Shares at this time represents an attractive economic opportunity that will benefit IPALCO, its shareholders and IPL. The Board of Directors of IPALCO has authorized the Offer by a unanimous vote.

    IPALCO believes the Offer is fair to unaffiliated Preferred Shareholders. In making this determination, IPALCO considered that (a) the Offer provides Preferred Shareholders the opportunity to sell their Shares at a price which IPALCO believes to be at a premium over the respective market price of Shares of each Series of Preferred on the date of the announcement of the Offer and (b) the Offer provides Preferred Shareholders the opportunity to sell those Shares for cash without the usual transaction costs associated with a market sale. IPALCO did not find it practicable to, and did not, quantify or otherwise assign relative weights to these considerations. Trading of the Shares of each Series of Preferred has been limited and sporadic. Therefore, IPALCO determined the Purchase Price for each Series of Preferred with reference to certain objective factors, including, but not limited to, yields on U.S. Treasury and municipal securities, yields on comparable preferred securities, the prior trading characteristics of each Series of Preferred, and the current redemption price of each Series of Preferred, as well as certain subjective factors, including, but not limited to, general industry outlook, general market supply of securities of similar type, and supply and demand factors in the securities markets generally. Although the weighing of these factors is subjective, IPALCO gave relatively more weight to objective factors, such as yields on U.S. Treasury and municipal securities, yields on comparable preferred securities, and current redemption prices of the Series of Preferred.

    Neither IPALCO, IPL nor their respective Boards of Directors received any report, opinion or appraisal from an outside party which is related to the Offer, including, but not limited to, any report, opinion or appraisal relating to the consideration or the fairness of the consideration to be offered to the holders of the Shares or the fairness of such Offer to IPALCO, IPL or the unaffiliated holders of Shares. Neither Board of Directors nor any director of IPALCO or IPL has retained an unaffiliated representative to act solely on behalf of unaffiliated holders of Shares for the purposes of negotiating the terms of the Offer or preparing a report concerning the fairness of the Offer. Neither IPALCO, IPL nor their respective Boards of Directors believed these measures were necessary to ensure fairness in light of the fact that the Offer will not result in a liquidation or change in control in IPALCO, IPL or any of their affiliates.

    CERTAIN EFFECTS OF THE OFFER; PLANS OF IPALCO AND IPL AFTER THE
OFFER. Following the consummation of the Offer, the business and operations of IPL will be continued substantially as they are currently being conducted. Except as otherwise described in this Offer to Purchase and Proxy Statement, IPALCO and IPL have no current plans or proposals that relate to or would result in: (a) the acquisition by any person of additional securities of IPL or the disposition of securities of IPL; (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving IPL or any of its subsidiaries; (c) a sale or transfer of a material amount of assets of IPL or any of its subsidiaries; (d) any change in the present Board or management of IPL; (e) any material change in the present dividend rate or policy, or indebtedness or capitalization of IPL; (f) any other material change in IPL's corporate structure or business; (g) any change in IPL's Articles or By-laws or any actions that may impede the acquisition of control of IPL by any person; (h) a class of equity securities of IPL being delisted from a national securities exchange; (i) a class of equity securities of IPL becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (j) the suspension of IPL's obligation to file reports pursuant to Section 15(d) of the Exchange Act.

    Following expiration of the Offer, IPALCO or one of its affiliates (including IPL) may determine to purchase additional Shares on the open market, in privately negotiated transactions, through one or more tender offers or otherwise. Any such purchases may be on the same terms as, or on terms which are more or less favorable to holders of Shares than, the terms of the Offer. However, Rule 13e-4(f)(6) under the Exchange Act prohibits IPALCO and its affiliates from purchasing any Shares of a Series of Preferred, other than pursuant to the Offer, until at least ten business days after the Expiration Date with respect to that Series of Preferred. Any future purchases of Shares by IPALCO or one of its affiliates would depend on many factors, including the market price of the Shares, IPALCO's business and financial position, restrictions on IPALCO's ability to purchase Shares imposed by law and general economic and market conditions.

    Preferred Shareholders are not under any obligation to tender their Shares pursuant to the Offer. The Offer does not constitute notice of redemption of any Series of Preferred pursuant to IPL's Articles. Moreover, the Offer does not constitute a waiver by IPL of any option it has to redeem Shares of any of its Series of Preferred. All such Shares remaining outstanding after the Offer will continue to be redeemable at the option of IPL at the applicable redemption price plus accumulated and unpaid dividends to the date of redemption.

    All the Shares are redeemable at the option of IPL, pursuant to Article 6A,
Section 4(c) of IPL's Articles and the provisions of each Series of Preferred's authorizing resolutions, at the following prices per share: $118 for the 4% Series; $103 for the 4.20% Series; $103 for the 4.60% Series; $101 for the 4.80% Series; $102 for the 6% Series; and $101 for the 8.20% Series, plus all accumulated and unpaid dividends thereon to the date of redemption.

    In the event that all of the 8.20% Shares are not acquired by IPALCO pursuant to the Offer, IPL intends to redeem all the 8.20% Shares which remain outstanding at a redemption price of $101.00 per 8.20% Share pursuant to Article 6A, Section 4(c) of IPL's Articles and the provisions of the 8.20% Series' authorizing resolutions.

    Upon voluntary liquidation, dissolution or winding up of IPL, owners of the Shares would be entitled to receive an amount equal to the liquidation preference per share ($118 for the 4% Series; $103 for the 4.20% Series; $103 for the 4.60% Series; $101 for the 4.80% Series; $102 for the 6% Series; and $101 for the 8.20% Series) plus all accumulated and unpaid dividends thereon to the date of payment, prior to the payment of any amounts to the holders of shares of IPL's common stock, without par value (the "Common Shares"). The Shares of each Series of Preferred have no preemptive or conversion rights.

    Shares validly tendered to the Depositary pursuant to the Offer and not properly and timely withdrawn in accordance with the procedures set forth herein shall be held until the Expiration Date (or returned to the extent the Offer is terminated in accordance herewith). To the extent that the Proposed Amendment is approved and the Shares tendered are accepted for payment and paid for in accordance with the terms hereof, IPALCO intends to transfer its Shares to IPL and, at that time, it is expected that IPL will retire and cancel the Shares. However, in the event the Proposed Amendment is not adopted at the Special Meeting, IPALCO may elect, but is not obligated, to waive, subject to applicable law, such condition. In that case, subsequent to IPALCO's waiver and purchase of the Shares, IPL anticipates, as promptly as practicable thereafter, that it would call another special meeting of its shareholders and solicit proxies therefrom for an amendment substantially similar to the Proposed Amendment. At that meeting, IPALCO would vote any Shares acquired by it pursuant to the Offer or otherwise (together with its shares of IPL common stock) in favor of such amendment, thereby maximizing the prospects for the adoption of the amendment. Therefore, if the Proposed Amendment (or an amendment similar thereto) is ultimately successful, it is likely that the Offer will reduce the number of Shares of each of the Series of Preferred that might otherwise trade publicly or become available for purchase and/or sale and likely will reduce the number of owners of Shares of each of the Series of Preferred, which could adversely affect the liquidity and market value of the Shares not purchased in the Offer. There can be no assurance that any trading market will exist for the Shares following consummation of the Offer. To the extent a market continues to exist for the Shares after the Offer, the Shares may trade at a discount compared to present trading depending on the market for shares with similar features, the performance of IPL and other factors. There is no assurance that an active market in the Shares will exist and no assurance as to the prices at which the Shares may trade.

    In addition, the 4% Series, 6% Series and 8.20% Series are currently registered under Section 12(g) of the Exchange Act. Registration of the Shares under the Exchange Act may be terminated upon the application by IPL to the SEC if the Shares are neither listed on a national securities exchange nor held by more than 300 holders of record. Termination of registration of the Shares under the Exchange Act would substantially reduce the information required to be furnished to Preferred Shareholders and could make certain other provisions of the Exchange Act no longer applicable to IPL, such as the requirement of Rule 13e-3 thereunder with respect to "going private" transactions.


    As of August 25, 1997, the ratings of IPL's preferred stock, including each Series of Preferred, by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") were "aa2," "A+," and "AA-," respectively.


    OTHER POTENTIAL EFFECTS OF THE PROPOSED AMENDMENT ON PREFERRED SHAREHOLDERS WHO DO NOT TENDER. If the Proposed Amendment becomes effective, Preferred Shareholders of Shares that are not tendered and purchased pursuant to the Offer will no longer be entitled to the benefits of the Debt Limitation Provision, which will have been deleted by the Proposed Amendment. As discussed herein, the Debt Limitation Provision places restrictions on IPL's ability to issue or assume unsecured indebtedness. Although IPL's debt instruments may contain certain restrictions on IPL's ability to issue or assume debt, any such restrictions may be waived or amended by the parties thereto and the increased flexibility afforded IPL by the deletion of the Debt Limitation Provision may permit IPL to take certain actions that may increase the credit risks with respect to IPL, adversely affecting the market price and credit rating of the remaining Shares or otherwise be materially adverse to the interests of the remaining Preferred Shareholders. In addition, to the extent that IPL elects to issue additional unsecured debt, the remaining Preferred Shareholders' relative position in IPL's capital structure could be perceived to decline, which in turn could adversely affect the market price and credit rating of the remaining Shares. See "Proposed Amendment and Proxy Solicitation -- Business To Come Before The Special Meeting."

    NEITHER IPALCO, IPL, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ALL OR ANY SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER HIS OR HER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

CERTAIN LEGAL MATTERS; REGULATORY APPROVALS; NO DISSENTERS' RIGHTS

    Neither IPALCO nor IPL needs to obtain approval from the Indiana Utility Regulatory Commission to undertake the Offer or the proxy solicitation. IPALCO is not aware of any license or regulatory permit that would be material to IPALCO's or IPL's business that might be adversely affected by IPALCO's acquisition of Shares as contemplated in the Offer or of any other approval or other action by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, that would be required for IPALCO's acquisition of Shares pursuant to the Offer. Should any approval or other action be required, IPALCO currently contemplates that it will seek such approval or other action. IPALCO cannot predict whether it may determine that it is required to delay the acceptance for payment of, or payment for, Shares tendered pursuant to the Offer pending the outcome of any such matter. There can be no assurance that any such approval or other action, if needed, would be obtained or would be obtained without substantial conditions or that the failure to obtain any such approval or other action might not result in adverse consequences to IPALCO's or IPL's business. IPALCO intends to make all required filings under the Exchange Act. IPALCO's obligation under the Offer to accept for payment, or make payment for, Shares is subject to certain conditions. See "Terms of the Offer -- Certain Conditions of the Offer."

    Except for adoption of the Proposed Amendment, which condition can be waived by IPALCO, no approval of the holders of any Shares or the holders of any of IPL's other securities or the holders of IPALCO's securities is required in connection with the Offer. See "Proposed Amendment and Proxy Solicitation."

    No dissenters' rights are available to holders of Shares in connection with the Offer. See "Proposed Amendment and Proxy Solicitation."

                               TERMS OF THE OFFER

NUMBER OF SHARES; PURCHASE PRICES; EXPIRATION DATE; DIVIDENDS

    Upon the terms and subject to the conditions described herein and in the applicable Letter of Transmittal and Proxy, IPALCO will purchase any and all Shares that are validly tendered on or prior to the applicable Expiration Date (and not properly withdrawn in accordance with "Terms of the Offer -- Withdrawal Rights") at the Purchase Price per Share listed on the front cover of this Offer to Purchase and Proxy Statement for the Shares tendered, net to the seller in cash. See "Terms of the Offer -- Certain Conditions of the Offer" and "Terms of the Offer -- Extension of Tender Period; Termination; Amendments."

    In the event that all the 8.20% Shares are not acquired by IPALCO pursuant to the Offer, IPL intends to redeem all the 8.20% Shares which remain outstanding at a redemption price of $101.00 per 8.20% Share pursuant to Article 6A, Section 4(c) of IPL's Articles and the provisions of the 8.20% Series' authorizing resolutions.

    THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD
DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. MOREOVER, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. SEE "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF THE OFFER."


    The Offer is being sent to all persons in whose names Shares are registered on the books of IPL on August 29, 1997. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender their Shares in the Offer must arrange with their seller to receive an assignment of proxy from the holder of record on the Record Date. In order to facilitate receipt of Proxies, Shares shall, during the period which commences August 27, 1997 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. As such, any person who is the beneficial owner but not the record holder of the Shares must (i) arrange for the record transfer of Shares prior to tendering or (ii) direct such record holder to tender the Shares and vote in favor of the Proposed Amendment on behalf of such beneficial owner.



    With respect to each Series of Preferred, the Expiration Date is the later of 5:00 p.m., New York City time, on Wednesday, October 8, 1997, or the latest time and date to which the Offer with respect to such Series of Preferred is extended. IPALCO expressly reserves the right, in its sole discretion, and at any time and/or from time to time, to extend the period of time during which the Offer for any Series of Preferred is open, by giving oral or written notice of such extension to the Depositary, without extending the period of time during which the Offer for any other Series of Preferred is open. There is no assurance whatsoever that IPALCO will exercise its right to extend the Offer for any Series of Preferred. If IPALCO decides, in its sole discretion, to decrease the number of Shares of any Series of Preferred being sought or to increase or decrease the consideration offered in the Offer to holders of any Series of Preferred and, at the time that notice of such increase or decrease is first published, sent or given to holders of such Series of Preferred in the manner specified herein, the Offer for such Series of Preferred is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, such Offer will be extended until the expiration of such ten-business-day period. For purposes of the

Offer, a "business day" means any day other than a Saturday, Sunday or federal holiday, and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

    NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED AND NO TENDERS WILL BE ACCEPTED IN RESPECT OF SHARES FOR WHICH A VOTE IN FAVOR OF THE PROPOSED AMENDMENT HAS NOT BEEN CAST AT THE SPECIAL MEETING. SUCH VOTE MAY BE CAST BY PROPERLY COMPLETING THE FORM OF PROXY THAT IS A PART OF THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON BY BALLOT AT THE SPECIAL MEETING.

    The October Dividend has been declared on each Series of Preferred, payable on October 1, 1997, to Preferred Shareholders of record on September 19, 1997. A tender and purchase of Shares pursuant to the Offer or a redemption of 8.20% Shares will not deprive a shareholder of his or her right to receive the October Dividend on Shares held of record on September 19, 1997, regardless of whether such shareholder tenders his or her Shares in the Offer prior to that date. Tendering shareholders will not be entitled to any dividends in respect of any later dividend periods, or any portion thereof. The payment of the October Dividend will be made separately from payments for Shares tendered in the Offer or redeemed.

PROCEDURE FOR TENDERING SHARES

    VALID TENDER. IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

    The Shares will trade, during the period which begins two days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market under the symbols "INPOP" for the 4% Series, "INPOO" for the 4.20% Series, "INPOG" for the 4.60% Series, "INDPL" for the 4.80% Series, "INPOL" for the 6% Series, and "INPON" for the 8.20% Series, indicating that such Shares are trading "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have his or her authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. (the "NASD") and the Depository Trust Company ("DTC") have issued notices informing their members and participants that the Shares will trade "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.

    FOR FURTHER INFORMATION, CALL THE INFORMATION AGENT OR THE DEALER MANAGERS OR CONSULT YOUR BROKER FOR ASSISTANCE.

    Further, to tender his or her Shares pursuant to the Offer, the tendering owner of Shares must either:

        (a) send to the Depositary (at one of its addresses set forth on the back cover of this Offer to Purchase and Proxy Statement) a properly completed and duly executed Letter of Transmittal and Proxy, or facsimile thereof (which will either deliver such owner's proxy in favor of the Proposed Amendment or indicate such owner's intention to vote in favor of the Proposed Amendment at the Special Meeting in person by ballot), together with any required signature guarantees and any other documents required by the Letter of Transmittal and Proxy and either (i) certificates for the Shares to be tendered must be received by the Depositary at one of such addresses or (ii) such Shares must be delivered pursuant to the procedures for book-entry transfer described herein (and a confirmation of such delivery must be received by the Depositary), in each case by the Expiration Date; or

        (b) comply with the guaranteed delivery procedure described under "-- Guaranteed Delivery Procedure" below.

    The Depositary will establish an account with respect to the Shares at The Depository Trust Company and Philadelphia Depository Trust Company (collectively referred to as the "Book-Entry Transfer Facilities") for purposes of the Offer within two business days after the date of this Offer to Purchase and Proxy Statement, and any financial institution that is a participant in the system of any Book-Entry Transfer Facility may make delivery of Shares by causing such Book-Entry Transfer Facility to transfer such Shares into the Depositary's account in accordance with the procedures of such Book-Entry Transfer Facility. Although delivery of Shares may be effected through book-entry transfer, such delivery must be accompanied by either (a) a properly completed and duly executed Letter of Transmittal and Proxy, or facsimile thereof, together with any required signature guarantees and any other required documents or (b) an Agent's Message (as hereinafter defined) and, in any case, must be received by the Depositary at one of its addresses set forth on the back cover of this Offer to Purchase and Proxy Statement by the Expiration Date. The confirmation of a book-entry transfer of Shares into the Depositary's account at a Book-Entry Transfer Facility as described above is referred to herein as a "Book-Entry Confirmation."

    The term "Agent's Message" means a message, transmitted by one of the Book-Entry Transfer Facilities, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Proxy and that IPALCO may enforce such agreement against such participant.

    SIGNATURE GUARANTEES. Except as otherwise provided below, all signatures on a Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on a Letter of Transmittal and Proxy need not be guaranteed if (a) the Letter of Transmittal and Proxy is signed by the registered owner of the Shares tendered therewith and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal and Proxy,
(b) such Shares are tendered for the account of an Eligible Institution or (c) such Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instructions 1 and 5 of the Letter of Transmittal and Proxy.

    GUARANTEED DELIVERY PROCEDURE. If a Preferred Shareholder desires to tender his or her Shares pursuant to the Offer and such Preferred Shareholder's certificates are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such Shares may nevertheless be tendered if all of the following guaranteed delivery procedures are complied with:

        (a) such tender is made by or through an Eligible Institution;

        (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy, substantially in the form provided by IPALCO and IPL herewith, is received (with any required signatures or signature guarantees) by the Depositary as provided below prior to the Expiration Date; and

        (c) the certificates for all tendered Shares in proper form for transfer or a Book-Entry Confirmation with respect to all tendered Shares, together with a properly completed and duly executed Letter of Transmittal and Proxy, or a manually signed facsimile thereof, and any other documents required by the Letter of Transmittal and Proxy, are received by the Depositary no later than 5:00 p.m., New York City time, within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy. A NYSE trading day is any day on which the NYSE is open for business.

    THE NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE DELIVERED BY HAND OR TRANSMITTED BY FACSIMILE TRANSMISSION OR MAILED TO THE DEPOSITARY AND MUST INCLUDE AN ENDORSEMENT BY AN ELIGIBLE INSTITUTION IN THE FORM SET FORTH IN SUCH NOTICE OF GUARANTEED DELIVERY AND PROXY.

    In all cases, Shares shall not be deemed validly tendered unless a properly completed and duly executed Letter of Transmittal and Proxy, or a manually signed facsimile thereof, or, if applicable, a Book-Entry Confirmation is received by the Depositary within the applicable time limits and a vote in favor of the Proposed Amendment in respect of the Shares has been cast at the Special Meeting in person or by completion and execution of the proxy (which proxy must be the form of proxy that is a part of the applicable Letter of Transmittal and Proxy).

    Notwithstanding any other provision hereof, payment for Shares accepted for payment pursuant to the Offer in all cases will be made only after timely receipt by the Depositary of certificates for (or a Book-Entry Confirmation with respect to) such Shares, a Letter of Transmittal and Proxy, or a manually signed facsimile thereof, properly completed and duly executed, with any required signature guarantees and all other documents required by the Letter of Transmittal and Proxy. Accordingly, tendering Preferred Shareholders may be paid at different times depending upon when certificates for Shares or Book-Entry Confirmations are actually received by the Depositary. Under no circumstances will interest be paid on the Purchase Price for Shares tendered to IPALCO pursuant to the Offer, regardless of any extension of the Offer or any delay in making such payment.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE PRIOR TO THE EXPIRATION DATE, SUFFICIENT TIME SHOULD BE ALLOWED FOR DELIVERY.

    BACKUP WITHHOLDING. To avoid federal income tax backup withholding equal to 31% of the gross payments made pursuant to the Offer, each tendering Preferred Shareholder must notify the Depositary of such Preferred Shareholder's correct taxpayer identification number and provide certain other information by properly completing and executing the Substitute Form W-9 included in the Letter of Transmittal and Proxy. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer. See "Certain Federal Income Tax Consequences."

    EACH PREFERRED SHAREHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE OFFER.

    DETERMINATIONS OF VALIDITY. All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of Shares will be determined by IPALCO, in its sole discretion, and its determination will be final and binding. IPALCO reserves the absolute right to reject any or all tenders of Shares that (a) it determines are not in proper form or (b) the acceptance for payment of, or payment for which, may, in the opinion of IPALCO's counsel, be unlawful. IPALCO also reserves the absolute right to waive any defect or irregularity in any tender of Shares. None of IPALCO, IPL, the Dealer Managers, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice.

WITHDRAWAL RIGHTS


    ANY SHARES FOR WHICH A VOTE IN FAVOR OF THE PROPOSED AMENDMENT WAS NOT VALIDLY CAST AT THE SPECIAL MEETING WILL BE DEEMED WITHDRAWN AND NOT VALIDLY TENDERED BY THE APPLICABLE PREFERRED SHAREHOLDER.



    Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after Tuesday, October 28, 1997, unless theretofore accepted for payment as provided in this Offer to Purchase and Proxy Statement.


    The proxy accompanying any tendered Shares that are withdrawn will not be considered revoked unless the Preferred Shareholder specifically revokes such proxy as described herein. See "Proposed Amendment and Proxy Solicitation -Proxies."

    To be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Depositary, at one of its addresses set forth on the back cover of this Offer to Purchase and Proxy Statement, and must specify the name of the person who tendered the Shares to be withdrawn and the number of Shares to be withdrawn. If the Shares to be withdrawn have been delivered to the Depositary, a signed notice of withdrawal with signatures guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution) must be submitted prior to the release of such Shares. In addition, such notice must specify, in the case of Shares tendered by delivery of certificates, the name of the registered owner (if different from that of the tendering Preferred Shareholder) and the serial numbers shown on the particular certificates evidencing the Shares to be withdrawn or, in the case of Shares tendered by book-entry transfer, the name and number of the account at one of the Book-Entry Transfer Facilities to be credited with the withdrawn Shares and the name of the registered holder (if different from the name of such account). Withdrawals may not be rescinded, and Shares withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn Shares may be re-tendered by again following one of the procedures described in "Terms of the Offer -- Procedure for Tendering Shares" at any time prior to the Expiration Date.

    All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by IPALCO, in its sole discretion, and its determination will be final and binding. None of IPALCO, IPL, the Dealer Managers, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification.

ACCEPTANCE OF SHARES FOR PAYMENT AND PAYMENT OF PURCHASE PRICE

    Upon the terms and subject to the conditions of the Offer, and as promptly as practicable after the Expiration Date, IPALCO will accept for payment (and thereby purchase) and pay for Shares validly tendered and not withdrawn as permitted in "Terms of the Offer -- Withdrawal Rights." In all cases, payment for Shares accepted for payment pursuant to the Offer will be made promptly but only after timely receipt by the Depositary of certificates for such Shares (or of a Book-Entry Confirmation), a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other required documents. Accordingly, tendering Preferred Shareholders may be paid at different times depending upon when certificates for Shares or Book-Entry Confirmations are actually received by the Depositary.

    For purposes of the Offer, IPALCO will be deemed to have accepted for payment (and thereby purchased) Shares that are validly tendered and not withdrawn as, if and when it gives oral or written notice to the Depositary of its acceptance for payment of such Shares. IPALCO will pay for Shares that it has purchased pursuant to the Offer by depositing the Purchase Price therefor with the Depositary, which will act as agent for tendering Preferred Shareholders for the purpose of receiving payment from IPALCO and transmitting payment to tendering Preferred Shareholders. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON AMOUNTS TO BE PAID TO TENDERING PREFERRED SHAREHOLDERS, REGARDLESS OF ANY EXTENSION OF THE OFFER OR DELAY IN MAKING SUCH PAYMENT.

    Certificates for all Shares not validly tendered will be returned or, in the case of Shares tendered by book-entry transfer, such Shares will be credited to an account maintained with a Book-Entry Transfer Facility, as promptly as practicable, without expense to the tendering Preferred Shareholder.

    If certain events occur, IPALCO may not be obligated to purchase Shares pursuant to the Offer. See "Terms of the Offer -- Certain Conditions of the Offer."

    IPALCO will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to any person other than the registered owner, or if tendered Shares are registered in the name of any person other than the person signing the Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Each Preferred Shareholder will be responsible for paying any income or gross receipts taxes imposed by any jurisdiction by reason of the sale of the Shares and/or the Special Cash Payment (as described herein). See Instruction 6 of the accompanying Letter of Transmittal and Proxy. See also "Proposed Amendment and Proxy Solicitation -- Special Cash Payment" and "Certain Federal Income Tax Consequences."

CERTAIN CONDITIONS OF THE OFFER

    IPALCO WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. IN ORDER TO TENDER THEIR SHARES, PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE IN FAVOR OF THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE ON THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. ANY SHARES FOR WHICH A VOTE IN FAVOR OF THE PROPOSED AMENDMENT WAS NOT VALIDLY CAST AT THE SPECIAL MEETING WILL BE DEEMED WITHDRAWN AND NOT VALIDLY TENDERED BY THE APPLICABLE PREFERRED SHAREHOLDER. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, IPL WILL MAKE A SPECIAL CASH PAYMENT, AS DESCRIBED HEREIN, TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. PREFERRED SHAREHOLDERS WHO TENDER THEIR SHARES WILL ONLY BE ENTITLED TO THE PURCHASE PRICE PER SHARE LISTED ON THE FRONT COVER OF THIS OFFER TO PURCHASE AND PROXY STATEMENT.


    Notwithstanding any other provision of the Offer, IPALCO will not be required to accept for payment or pay for any Shares tendered, and may terminate or amend the Offer or may postpone (subject to the requirements of the Exchange Act for prompt payment for, or return of, Shares) the acceptance for payment of, or payment for, Shares tendered, if at any time on or after August 29, 1997, and at or before acceptance for payment of or payment for any Shares, any of the following shall have occurred (which shall not have been waived by IPALCO):


        (a) there shall have been threatened, instituted or pending any action or proceeding by any government or governmental, regulatory or administrative agency, authority or tribunal or any other person, domestic or foreign, or before any court, authority, agency or tribunal that (i) challenges the acquisition of Shares pursuant to the Offer or otherwise in any manner relates to or affects the Offer or (ii) could materially and adversely affect the business, condition (financial or otherwise), income, operations or prospects of IPALCO and its subsidiaries taken as a whole, or otherwise materially impair in any way the contemplated future conduct of the business of IPALCO or any of its subsidiaries or materially impair the Offer's contemplated benefits to IPALCO;

        (b) there shall have been any action threatened, pending or taken, or approval withheld, or any statute, rule, regulation, judgment, order or injunction threatened, proposed, sought, promulgated, enacted, entered, amended, enforced or deemed to be applicable to the Offer or IPALCO or any of its subsidiaries, by any legislative body, court, authority, agency or tribunal that would or might directly or indirectly (i) make the acceptance for payment of, or payment for, some or all of the Shares illegal or otherwise restrict or prohibit consummation of the Offer, (ii) delay or restrict the ability of IPALCO, or render IPALCO unable, to accept for payment or pay for some or all of the Shares, (iii) materially impair the contemplated benefits of the Offer to IPALCO or (iv) materially affect the business, condition (financial or otherwise), income, operations or prospects of IPALCO and its subsidiaries taken as a whole, or otherwise materially impair in any way the contemplated future conduct of the business of IPALCO or any of its subsidiaries;


        (c) there shall have occurred (i) any significant decrease in the market price of the Shares or any change in the general political, market, economic or financial conditions in the United States or abroad that could have a material adverse effect on IPALCO's or any of its subsidiaries' business, operations, prospects or ability to obtain financing generally or the trading in the other equity securities of IPALCO or any of its subsidiaries,
    (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation on, or any event that might affect the extension of credit by lending institutions in the United States, (iii) the commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, (iv) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market, (v) in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof, (vi) a decline in the ratings of IPL's preferred stock, or any Series of Preferred, by Moody's, S&P or D&P measured from the close of business on August 25, 1997, or (vii) any decline in either the Dow Jones Industrial Average or the Standard and Poor's Composite 500 Stock Index by an amount in excess of 15% measured from the close of business on August 25, 1997;


        (d) any tender or exchange offer with respect to some or all of the Shares (other than the Offer), or a merger, acquisition or other business combination proposal for IPALCO or any of its subsidiaries, shall have been proposed, announced or made by any person or entity; or

        (e) there shall have occurred any event or events that have resulted, or may result, in an actual or threatened change in the business, condition (financial or otherwise), income, operations, stock ownership or prospects of IPALCO or its subsidiaries;

and, in the sole judgment of IPALCO, such event or events make it undesirable or inadvisable to proceed with the Offer or with such acceptance for payment or payment.

    The foregoing conditions (including the condition that the Proposed Amendment be approved and adopted at the Special Meeting) are for the sole benefit of IPALCO and may be asserted by IPALCO regardless of the circumstances (including any action or inaction by IPALCO) giving rise to any such condition, and any such condition (including the condition related to the requirement that Preferred Shareholders tendering their Shares vote in favor of the Proposed Amendment at the Special Meeting) may be waived by IPALCO, in whole or in part, at any time and from time to time in its sole discretion. The failure by IPALCO at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by IPALCO concerning the events described above will be final and binding on all parties.

EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS

    IPALCO expressly reserves the right, in its sole discretion, and at any time and/or from time to time, to extend the period of time during which the Offer for any Series of Preferred is open by giving oral or written notice of such extension to the Depositary, without extending the period of time during which the Offer for any other Series of Preferred is open. There can be no assurance, however, that IPALCO will exercise its right to extend the Offer for any Series of Preferred. During any such extension, all Shares of the subject Series of Preferred previously tendered will remain subject to the Offer, except to the extent that such Shares may be withdrawn as set forth in "Terms of the Offer -- Withdrawal Rights." IPALCO also expressly reserves the right, in its sole discretion, to terminate the Offer and not accept for payment or pay for any Shares tendered, subject to Rule 13e-4(f)(5) under the Exchange Act which requires IPALCO either to pay the consideration offered or to return the Shares tendered promptly after the termination or withdrawal of the Offer, upon the occurrence of any of the conditions specified in "Terms of the Offer -- Certain Conditions of the Offer" by giving oral or written notice of such termination to the Depositary, and making a public announcement thereof.

    Subject to compliance with applicable law, IPALCO further reserves the right, in its sole discretion, to amend the Offer in any respect. Amendments to the Offer may be made at any time and/or from time to time and will be effected by public announcement thereof, such announcement, in the case of an extension, to be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Any public announcement made pursuant to the Offer will be disseminated promptly to Preferred Shareholders affected thereby in a manner reasonably designed to inform such Preferred Shareholders of such change. Without limiting the manner in which IPALCO may choose to make a public announcement, except as required by applicable law, IPALCO shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by making a release to the Dow Jones News Service.

    If IPALCO materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, IPALCO will extend the Offer to the extent required by Rules 13e-4(d)(2) and 13e-4(e)(2) under the Exchange Act. Those rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. The SEC has stated that, in its view, an offer should remain open for a minimum of five business days from the date that a notice of such a material change is first published, sent or given. If the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that IPALCO publishes, sends or gives to Preferred Shareholders a notice that it will (a) increase or decrease the price it will pay for Shares or (b) decrease the percentage of Shares it seeks, the Offer will be extended until the expiration of such period of ten business days.

                   PROPOSED AMENDMENT AND PROXY SOLICITATION

INTRODUCTION


    This Offer to Purchase and Proxy Statement is first being mailed on or about August 29, 1997 to the Preferred Shareholders of IPL in connection with the solicitation of proxies by the Board of Directors of IPL (the "Board") for use at the Special Meeting. At the Special Meeting, the shareholders of IPL will vote upon the Proposed Amendment to the Articles.


    Preferred Shareholders who wish to tender their Shares pursuant to the Offer must vote in favor of the Proposed Amendment in person by ballot or by proxy at the Special Meeting. However, Preferred

Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares. The Offer is conditioned upon the Proposed Amendment being approved and adopted at the Special Meeting. If the Proposed Amendment is approved and adopted by IPL's shareholders, IPL will make a special cash payment in the amount of $1.00 per Share (the "Special Cash Payment") to each Preferred Shareholder who voted in favor of the Proposed Amendment, provided that such Shares have not been tendered pursuant to the Offer. If a Preferred Shareholder votes against the Proposed Amendment or abstains, such Preferred Shareholder shall not be entitled to the Special Cash Payment (regardless of whether the Proposed Amendment is approved and adopted). Regardless of their vote on the Proposed Amendment, those Preferred Shareholders who validly tender their Shares will be entitled only to the Purchase Price per Share listed on the front cover of this Offer to Purchase and Proxy Statement. See "-- Special Cash Payment."

VOTING SECURITIES, RIGHTS AND PROCEDURES


    Only holders of record of IPL's voting securities at the close of business on August 29, 1997 (the "Record Date"), or persons obtaining a proxy from the holders of record on the Record Date, will be entitled to vote in person or by proxy at the Special Meeting. The outstanding voting securities of IPL are divided into two classes: common stock and cumulative preferred stock. The class of cumulative preferred stock has been issued in the six Series of Preferred. In voting for consideration of the Proposed Amendment, the Shares will vote together as one class and the Common Shares will vote together as one class. The shares outstanding as of the Record Date which are entitled to vote on the Proposed Amendment, and the number of votes per share each such share is entitled to with respect to the Proposed Amendment, are as follows:


                                                                               NUMBER OF
CLASS                                                                      OUTSTANDING SHARES  VOTES PER SHARE
-------------------------------------------------------------------------  ------------------  ---------------
Common Stock, no par value...............................................       17,206,630                1
Cumulative Preferred Stock, $100 par value per share.....................          518,985                1

    Adoption of the Proposed Amendment requires the affirmative vote of the holders of (i) a majority of the outstanding Common Shares and (ii) two-thirds of the outstanding Shares, with each of the Common Shares and Shares voting separately as a class. Proxies representing Shares held on the Record Date which are returned duly executed will be voted, unless otherwise specified, in favor of the Proposed Amendment to IPL's Articles. Abstentions and broker non-votes will have the effect of a vote against the Proposed Amendment since the affirmative vote of a majority of the outstanding Common Shares and two-thirds of the outstanding Shares is required for approval of the Proposed Amendment. IPALCO, WHICH HOLDS ALL THE OUTSTANDING COMMON SHARES, HAS ADVISED IPL THAT IT INTENDS TO VOTE ALL OF THE OUTSTANDING COMMON SHARES IN FAVOR OF THE PROPOSED AMENDMENT.


    Votes at the Special Meeting will be tabulated preliminarily by the Depositary. Inspectors of Election, duly appointed by the presiding officer of the Special Meeting, will verify the results of the Depositary's tabulation. IPL has no established procedure for confidential voting. THERE ARE NO DISSENTERS' RIGHTS IN CONNECTION WITH THE PROPOSED AMENDMENT.


PROXIES

    THE ENCLOSED PROXY, WHICH IS CONTAINED WITHIN THE LETTER OF TRANSMITTAL AND PROXY (AND THE NOTICE OF GUARANTEED DELIVERY AND PROXY), IS SOLICITED BY IPL'S BOARD OF DIRECTORS, WHICH RECOMMENDS VOTING FOR THE PROPOSED AMENDMENT. IPALCO HAS INDICATED ITS INTENT TO VOTE ALL THE OUTSTANDING COMMON SHARES IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION. Preferred Shareholders tendering their Shares pursuant to the Offer and voting at the Special Meeting by proxy must use the proxy that is a part of the applicable Letter of Transmittal and Proxy. Shares represented by properly executed proxies received at or prior to the Special Meeting will be voted in accordance with the instructions thereon. If no instructions are indicated, duly executed proxies will be voted in accordance with the recommendation of the Board. It is not anticipated that any other matters will be brought before the Special Meeting. However, the enclosed proxy gives discretionary authority to the proxy holders named therein should any other matters be presented at the Special Meeting, and it is the intention of the proxy holders to act on any other matters in accordance with their best judgment.

    Execution of a proxy will not prevent a shareholder from attending the Special Meeting and voting in person. Any shareholder giving a proxy may revoke it at any time before it is voted by (a) delivering to the Secretary of IPL written notice of revocation bearing a later date than the proxy, (b) by delivering a duly executed proxy bearing a later date, or (c) by voting in person by ballot at the Special Meeting. WITHDRAWAL OF SHARES TENDERED PURSUANT TO THE OFFER WILL NOT REVOKE A PROPERLY EXECUTED PROXY.


    IPL will bear the cost of the solicitation of proxies by its Board. IPL has engaged D. F. King & Co., Inc. (the "Information Agent") to assist it in connection with the solicitation of proxies for a fee of $24,000 plus reimbursement of reasonable out-of-pocket expenses. Proxies will be solicited by mail, telephone or other electronic means. In addition, officers and employees of IPL may also solicit proxies personally or by telephone; such persons will receive no additional compensation for these services. The Information Agent has not been retained to make, and will not make, solicitations or recommendations in connection with the Proposed Amendment. The Dealer Managers have not been retained to act in any capacity in connection with the solicitation of proxies.


    IPL has requested that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of Shares of IPL's Series of Preferred held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

SPECIAL CASH PAYMENTS

    Subject to the terms and conditions set forth in this Offer to Purchase and Proxy Statement, if (but only if) the Proposed Amendment is approved and adopted by the shareholders of IPL, IPL will make a Special Cash Payment to each Preferred Shareholder who voted in favor of the Proposed Amendment, in person by ballot or by proxy, at the Special Meeting in the amount of $1.00 for each Share held by such Preferred Shareholder on the Record Date which is so voted, provided that such Shares have not been tendered pursuant to the Offer. SPECIAL CASH PAYMENTS WILL BE MADE TO PREFERRED SHAREHOLDERS AS OF THE RECORD DATE (IF SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER) ONLY IN RESPECT OF EACH SHARE WHICH IS VOTED FOR THE ADOPTION OF THE PROPOSED AMENDMENT; PROVIDED, HOWEVER, THAT THOSE PREFERRED SHAREHOLDERS WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ON THE FRONT COVER OF THIS OFFER TO PURCHASE AND PROXY STATEMENT. If the Proposed Amendment is approved and adopted, Special Cash Payments will be paid out of IPL's general funds at hand, promptly after the Proposed Amendment shall have become effective, or as soon thereafter as is reasonably practicable. However, no interest will accrue or be paid on the Special Cash Payments regardless of any delay in making such payments.

    Only Preferred Shareholders on the Record Date (or their legal representatives or attorneys-in-fact) are entitled to vote at the Special Meeting and to receive Special Cash Payments from IPL. Any beneficial holder of Shares who is not the registered holder of such Shares as of the Record Date (as would be the case for any beneficial owner whose Shares are registered in the name of such holder's broker, dealer, commercial bank, trust company or other nominee) must arrange with the record Preferred Shareholder to execute and deliver a proxy form on such beneficial owner's behalf. If a beneficial holder of Shares intends to attend the Special Meeting and vote in person, such beneficial holder must obtain a legal proxy form from his or her broker, dealer, commercial bank, trust company or other nominee.

    To avoid federal income tax backup withholding equal to 31% of the Special Cash Payment, each Preferred Shareholder voting "FOR" the Proposed Amendment must notify the Depositary of such Preferred Shareholder's correct taxpayer identification number and provide certain other information by properly completing and executing the Substitute Form W-9 included in the Letter of Transmittal and Proxy. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30% (or lower treaty rate) withholding on Special Cash Payments. See "Certain Federal Income Tax Consequences."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    As noted above, IPALCO owns all the outstanding Common Shares of IPL. Pursuant to Section 13(d) of the Exchange Act, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. No person or group is known by management of IPL to be the beneficial owner of more than 5% of IPL's Shares as of the Record Date. None of IPALCO's or IPL's directors and executive officers beneficially own any Shares as of the Record Date.


    On August 25, 1997, the following named directors and executive officers of IPALCO and its subsidiaries, including IPL, individually and as a group, beneficially owned equity securities of IPALCO as follows:



                                                                              AMOUNT AND NATURE OF      PERCENT OF
NAMES OF BENEFICIAL OWNER                                 TITLE OF CLASS     BENEFICIAL OWNERSHIP(1)     CLASS(2)
-------------------------------------------------------  -----------------  -------------------------  -------------
Joseph D. Barnette, Jr.................................    Common Stock              19,000 shares(3)
Roberts A. Borns.......................................    Common Stock              48,620 shares(3)
John R. Brehm..........................................    Common Stock             148,140 shares(4)
Mitchell E. Daniels, Jr................................    Common Stock              21,300 shares(3)
Rexford C. Early.......................................    Common Stock              14,672 shares(3)
Otto N. Frenzel III....................................    Common Stock              34,200 shares(3)
Max L. Gibson..........................................    Common Stock              14,100 shares
Earl B. Herr, Jr.......................................    Common Stock              16,890 shares
John R. Hodowal........................................    Common Stock             498,322 shares(4)
Ramon L. Humke.........................................    Common Stock             300,654 shares(4)
Sam H. Jones...........................................    Common Stock              21,360 shares(3)
Andre B. Lacy..........................................    Common Stock              40,780 shares(5)
L. Ben Lytle...........................................    Common Stock              15,760 shares
Michael S. Maurer......................................    Common Stock              14,104 shares
Andrew J. Paine, Jr....................................    Common Stock                   0 shares
Sallie W. Rowland......................................    Common Stock              22,263 shares(3)
Thomas H. Sams.........................................    Common Stock              26,001 shares(3) (6)
Bryan G. Tabler........................................    Common Stock              60,617 shares(3) (4)
Gerald D. Waltz........................................    Common Stock             140,077 shares(4)
Other Executive Officers...............................    Common Stock             476,873 shares(1) (4)
All 26 directors, and executive officers, as a group...    Common Stock           1,933,733 shares(3) (4)        4.34%


------------------------


(1) Except as otherwise noted below, each person named in the table has sole voting and investment power with respect to all shares of common stock listed as owned by such person. Shares beneficially owned included shares that may be acquired pursuant to exercise of outstanding options that are exercisable within 60 days as follows: Mr. Barnette-9,000; Mr. Borns-12,000; Mr. Brehm-127,500; Mr. Daniels-18,000, Mr. Early-6,000; Mr. Frenzel-18,000;
    Mr. Gibson-6,000; Dr. Herr-12,000; Mr. Hodowal-430,000; Mr. Humke-230,000;
    Mr. Jones-18,000; Mr. Lacy-18,000; Mr. Lytle-12,000; Mr. Maurer-9,000; Mrs.
    Rowland-18,000; Mr. Sams-18,000; Mr. Tabler-45,000 Mr. Waltz-89,266; other executive officers-401,000; directors and executive officers as a group-1,496,766.

(2) Percentages less than 1% of total common stock outstanding are not indicated.


(3) Includes 48,022 shares owned by or with family members sharing their home and shares held in trust or other arrangements with family members.



(4) Includes vested and contingent interests in shares of common stock held by the Trustee in a Thrift Plan (stated in whole shares) of: Mr. Brehm-13,988; Mr. Hodowal-30,457; Mr. Humke-8,084; Mr. Tabler-1,274; Mr. Waltz-37,235;
    other executive officers-58,930; and all executive officers as a group-149,968.


(5) Includes 12,000 shares owned by LDI, Ltd. and 2,700 shares owned by the Lacy Foundation of which Mr. Lacy is a partner and a director, respectively, and 600 shares representing his vested interest in a self-employment retirement plan, totaling 15,300 shares, 11,700 of which he disclaims beneficial ownership.

(6) Mr. Sams disclaims beneficial ownership of 1,500 shares of the total shares shown opposite his name.

BUSINESS TO COME BEFORE THE SPECIAL MEETING

    The following Proposed Amendment to IPL's Articles is the only item of business expected to be presented at the Special Meeting:

    To remove in its entirety ARTICLE 6A, Section 4(g), which limits IPL's ability to issue unsecured indebtedness (the "Debt Limitation Provision").

EXPLANATION OF THE PROPOSED AMENDMENT

    Without the consent of the holders of a majority of the outstanding Shares, the Articles currently prohibit the issuance or assumption of any unsecured notes, debentures or other securities representing unsecured indebtedness (other than for the purpose of refunding outstanding unsecured indebtedness or for the redemption or retirement of all outstanding Shares) if, immediately after such issuance or assumption, the total outstanding principal amount of all securities representing unsecured debt (including unsecured securities then to be issued or assumed) would exceed 20% of the aggregate of (1) the total principal amount of all outstanding secured debt issued or assumed by IPL at the time of such issuance or assumption and (2) the capital and surplus of IPL as then stated on IPL's books of account. The Proposed Amendment, if adopted, would eliminate in its entirety ARTICLE 6A, Section 4(g), as set forth below, from the Articles:

    LIMITATION UPON ISSUANCE OF UNSECURED INDEBTEDNESS. So long as any shares of Preferred Stock are outstanding, the Company shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of a majority of the total number of shares of the Preferred Stock then outstanding, issue any unsecured notes, debentures or other securities representing unsecured indebtedness, or assume any such unsecured securities, for purposes other than the refunding of outstanding unsecured securities theretofore issued or assumed by the Company or the redemption or other retirement of all outstanding shares of the Preferred Stock, if, immediately after such issue or assumption, the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Company and then outstanding (including the unsecured securities then to be issued or assumed) would exceed twenty per centum (20%) of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Company, and then to be outstanding and (ii) the capital and surplus of the Company as then to be stated on the books of account of the Company.

REASONS FOR THE PROPOSED AMENDMENT

    IPL believes that regulatory, legislative and market developments will lead to a more competitive environment in the electric utility industry. As competition intensifies, flexibility and cost leadership will be even more crucial to success in the future. Given that the electric industry is extremely capital intensive, controlling and minimizing financing costs are essential ingredients to operating effectively in the new competitive environment. It is for these reasons that shareholders of IPL are being asked to vote in favor of the Proposed Amendment.

    The Proposed Amendment is intended to increase the flexibility of IPL in obtaining financing on the best possible terms for IPL. Historically, IPL's long-term debt financing generally has been accomplished through the issuance of first mortgage bonds (secured debt financing) pursuant to IPL's Mortgage and Deed of Trust (the "Mortgage"). All of the first mortgage bonds issued by IPL pursuant to the Mortgage are secured by a first priority lien on substantially all of IPL's properties. In light of the increasingly competitive pressures in the utility industry and the financial markets, the Board believes it is in IPL's best interests to have maximum flexibility with respect to obtaining future financing to meet IPL's needs. The elimination of the provision providing for special voting rights of Preferred Shareholders with respect to the issuance or assumption of unsecured indebtedness would provide IPL with the ability to access the debt markets as the opportunity arises to obtain the most favorable terms then available to it. This should result in long-term benefits for all of IPL's shareholders, including the holders of IPL's Shares.

    In addition, inasmuch as the provision providing for special voting rights of Preferred Shareholders with respect to the issuance or assumption of unsecured indebtedness contained in the Articles limits IPL's flexibility in planning and financing its business activities, IPL believes it ultimately will be at a competitive disadvantage if the provision is not eliminated. The industry's new competitors (for example, power marketers, independent power producers and cogenerating facilities) generally are not subject to the type of financing restrictions the Articles impose on IPL. Recently, several other utilities with the same or similar charter restrictions have successfully eliminated such provisions by soliciting their shareholders for the same or similar amendments. Therefore, many utility companies have no comparable provision restricting the use of unsecured debt.

    Even though the removal of the provision providing for special voting rights of Preferred Shareholders with respect to the issuance or assumption of unsecured indebtedness would permit IPL to issue a greater amount of unsecured debt, IPL does not have any present intention to issue an aggregate amount of debt greater than it otherwise would be permitted to issue. Moreover, the adoption of the Proposed Amendment would not remove all restrictions on IPL's issuance of debt securities. As a regulated utility, the issuance of any securities by IPL would continue to be subject to the prior approval of the Indiana Utility Regulatory Commission (with respect to securities maturing in more than one year) or the Federal Energy Regulatory Commission (with respect to securities maturing in one year or less).

    IPL believes that, in the long term, various types of unsecured debt alternatives will increase in importance as a financing option. The availability and flexibility of unsecured debt is necessary to take full advantage of changing conditions in securities markets. Not only is unsecured debt (which is oftentimes short-term) generally the least expensive form of capital, it also provides flexibility in meeting seasonal fluctuations in cash requirements, acts as a bridge between issues of permanent capital and can be used when unfavorable conditions prevail in the market for long-term capital. In addition, unsecured debt provides IPL with greater flexibility to issue floating rate debt. By increasing its use of unsecured short-term debt, it may be possible for IPL to lower its cost structure, thereby enabling it to make its products more competitive, increase earnings and reduce its business risks.

    IT IS FOR ALL THE ABOVE REASONS THAT IPL'S BOARD BELIEVES THE BEST LONG-TERM INTERESTS OF SHAREHOLDERS ARE SERVED BY, AND ENCOURAGES SHAREHOLDERS TO VOTE FOR, THE ADOPTION OF THE PROPOSED AMENDMENT.

FINANCIAL AND OTHER INFORMATION RELATING TO IPL

    The financial statements of IPL and related information included in its Annual Report on Form 10-K for the year ended December 31, 1996, and its Quarterly Reports on Form 10-Q for the six months ended June 30, 1997 and June 30, 1996, each as filed with the SEC, are hereby incorporated by reference. IPL will provide, without charge, upon the written or oral request of any person (including any beneficial owner) to whom this Offer to Purchase and Proxy Statement is delivered and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such information (excluding certain exhibits). Such requests for information should be directed to IPL's principal office at One Monument Circle, Indianapolis, Indiana 46204,
Attention: Corporate Secretary; telephone (317) 261-8261. See "Summary of Consolidated Financial Information."

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP (the "Auditor") has been the auditor for IPL since the year 1952, and was appointed by the Board of Directors of IPALCO upon recommendation of the Audit Committee of IPALCO to serve as such during the current year. A representative of the Auditor is expected to be present at the Special Meeting with the opportunity to make a statement and to respond to appropriate questions from shareholders.

SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING OF IPL

    If a shareholder intends to present a proposal at the next Annual Meeting of Shareholders of IPL to be held on April 15, 1998, the proposal must be received by the Corporate Secretary of IPL not later than December 16, 1997 for inclusion in IPL's proxy or information statement and form of proxy, if applicable.

                        PRICE RANGE OF SHARES; DIVIDENDS

    Each Series of Preferred is traded in the over-the-counter market (the "OTC") and is not listed on any national securities exchange nor quoted on the automated quotation system of a registered securities association. Trading of the Shares has been limited and sporadic, and information concerning trading prices and volumes is difficult to obtain. Each Series of Preferred is traded in the over-the-counter market under the following respective symbols: 4% Series under "INPOP;" 4.20% Series under "INPOO;" 4.60% Series under "INPOG;" 4.80% Series under "INDPL;" 6% Series under "INPOL;" and 8.20% Series under "INPON."


    As of August 25, 1997, the last reported sales prices as reported by the National Quotation Bureau, Inc. were $57 7/8 for the 4% Series of Preferred (on August 14, 1997); $86 3/4 for the 6% Series of Preferred (on July 18, 1997); and $99 7/8 for the 8.20% Series of Preferred (on August 8, 1997). There were no sales prices available for the 4.20% Series of Preferred, the 4.60% Series of Preferred and the 4.80% Series of Preferred. IPALCO and IPL believe that such last reported sales price with respect to each Series of Preferred may not be indicative of the market value of the Shares of such Series of Preferred. Depending on the number of Shares of a Series of Preferred outstanding after expiration of the Offer, the liquidity of such Shares could be affected adversely. IPALCO and its affiliates (including IPL) currently do not own any Shares of any Series of Preferred. See "Special Factors -- Purpose of the Offer; Certain Effects of the Offer; Plans of IPALCO and IPL After the Offer."



    On August 25, 1997, there were issued and outstanding 100,000 shares of the 4% Series of Preferred held by 468 shareholders of record; 39,000 shares of the 4.20% Series of Preferred held by 55 shareholders of record; 30,000 shares of the 4.60% Series of Preferred held by 54 shareholders of record; 50,000 shares of the 4.80% Series of Preferred held by 22 shareholders of record; 100,000 shares of the 6% Series of Preferred held by 79 shareholders of record; and 199,985 shares of the 8.20% Series of Preferred held by 116 shareholders of record.

    PREFERRED SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS, IF AVAILABLE, FOR THE PREFERRED SHARES.

    The following table sets forth the high and low bid quotations for each Series of Preferred as reported by the National Quotation Bureau, Inc. and the cash dividends paid thereon for the fiscal quarters indicated. Neither IPALCO nor IPL make any representation as to the accuracy of the information related to the high and low ask or bid quotations.

               DIVIDENDS AND PRICE RANGES OF SERIES OF PREFERRED

                                              1997 -- QUARTERS                                                       1995 --
                                                                                  1996 -- QUARTERS                  QUARTERS
                                            ---------------------   ---------------------------------------------   ---------
                                               1ST         2ND         1ST         2ND         3RD         4TH         1ST
                                            ---------   ---------   ---------   ---------   ---------   ---------   ---------
CUMULATIVE PREFERRED STOCK
 ($100 PAR VALUE)

4% SERIES
Dividends Paid Per Share..................  $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
Market Price -- $ Per Share (OTC)
  Ask -- High/Low.........................     --          --          --          --          --          55          50 1/2
  Bid -- High.............................     55 1/8      57 5/8      57 1/8      54 3/8      53 1/4      53 1/2      49
     -- Low...............................     53 1/2      55          53 1/2      53 1/8      53 1/4      53 1/4      44 7/8
4.20% SERIES
Dividends Paid Per Shares.................  $1.05       $1.05       $1.05       $1.05       $1.05       $1.05       $1.05
Market Price -- $ Per Share (OTC)
  -- Quotations not available
4.60% SERIES
Dividends Paid Per Share..................  $1.15       $1.15       $1.15       $1.15       $1.15       $1.15       $1.15
Market Price -- $ Per Shares (OTC)
  -- Quotations not available
4.80% Series
Dividends Paid Per Share..................  $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20
Market Price -- $ Per Share (OTC)
  -- Quotations not available
6% SERIES
Dividends Paid Per Share..................  $1.50       $1.50       $1.50       $1.50       $1.50       $1.50       $1.50
Market Price -- $ Per Share (OTC)
  Ask -- High.............................     --          --          --          --          --          --          --
  Bid -- High.............................     82 1/2      83 1/2      84          84          80 1/4      80 3/8      74 3/4
     -- Low...............................     80 3/8      82 1/2      80          80 1/4      80 1/4      80 1/4      66 3/4
8.20% SERIES
Dividends Paid Per Share..................  $2.05       $2.05       $2.05       $2.05       $2.05       $2.05       $2.05
Market Price -- $ Per Share(OTC)
  Ask -- High.............................     --          --          --          --          --          --          --
  Bid -- High.............................     99 1/2      99 3/4      99 1/4      99 1/4      99          99          96
     -- Low...............................     99          99 1/2      98 7/8      99          99          99          91


                                               2ND         3RD         4TH
                                            ---------   ---------   ---------
CUMULATIVE PREFERRED STOCK
 ($100 PAR VALUE)
4% SERIES
Dividends Paid Per Share..................  $1.00       $1.00       $1.00
Market Price -- $ Per Share (OTC)
  Ask -- High/Low.........................     --          --          56
  Bid -- High.............................     50          54          55 3/8
     -- Low...............................     49          50          53
4.20% SERIES
Dividends Paid Per Shares.................  $1.05       $1.05       $1.05
Market Price -- $ Per Share (OTC)
  -- Quotations not available
4.60% SERIES
Dividends Paid Per Share..................  $1.15       $1.15       $1.15
Market Price -- $ Per Shares (OTC)
  -- Quotations not available
4.80% Series
Dividends Paid Per Share..................  $1.20       $1.20       $1.20
Market Price -- $ Per Share (OTC)
  -- Quotations not available
6% SERIES
Dividends Paid Per Share..................  $1.50       $1.50       $1.50
Market Price -- $ Per Share (OTC)
  Ask -- High.............................     --          --          --
  Bid -- High.............................     75 1/4      79 1/2      83
     -- Low...............................     74 3/4      75 1/4      79 1/2
8.20% SERIES
Dividends Paid Per Share..................  $2.05       $2.05       $2.05
Market Price -- $ Per Share(OTC)
  Ask -- High.............................     --          --          --
  Bid -- High.............................     98 1/4      98 1/2      98 7/8
     -- Low...............................     96          98 1/4      98 1/2

    Dividends for a Series of Preferred are payable when, as and if declared by IPL's Board of Directors at the rate per annum included in such title of the Series of Preferred. The October Dividend has been declared on each Series of Preferred, payable October 1, 1997 to Preferred Shareholders of record on September 19, 1997. A tender and purchase of Shares pursuant to the Offer or a redemption of 8.20% Shares will not deprive a shareholder of his or her right to receive the October Dividend on Shares held of record on September 19, 1997, regardless of whether such shareholder tenders his or her Shares in the Offer prior to that date. Tendering shareholders will not be entitled to any dividends in respect of any later dividend periods, or any portion thereof. The payment of the October Dividend will be made separately from payments for Shares tendered in the Offer or redeemed.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    In the opinion of Barnes & Thornburg, tax counsel to IPALCO and IPL, the following summary describes the principal United States federal income tax consequences of sales of Shares pursuant to the Offer and the receipt of Special Cash Payments in connection with the approval and adoption of the Proposed Amendment. This summary is based on the Internal Revenue Code of 1986, as amended to the date hereof (the "Code"), and judicial decisions, regulations and rulings thereunder, changes to any of which subsequent to the date of this Offer to Purchase and Proxy Statement may alter the tax consequences described herein, possibly on a retroactive basis. This summary is addressed to Holders, as defined below, who hold Shares as capital assets within the meaning of
Section 1221 of the Code. This summary does not discuss all of the tax consequences that may be relevant to a Holder in light of his or her particular circumstances or to Holders subject to special rules (including certain financial institutions, insurance companies, dealers in securities, and Holders who are not citizens or residents of the United States). HOLDERS OF SHARES SHOULD CONSULT THEIR TAX ADVISERS WITH REGARD TO THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION.

    As used herein, the term "Holder" means an owner of a Share that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source, or (b) is not described in (a) and whose income from a Share is effectively connected with such Holder's conduct of a United States trade or business. The term also includes certain former citizens of the United States.

    TENDER OFFER. In general, a Holder who sells Shares pursuant to the Offer will recognize gain or loss equal to the difference between the tax basis of his or her Shares and the amount of cash received in exchange therefor. For federal income tax purposes, an amount equal to $1.00 per Share will be treated by IPALCO and IPL as payment for voting in favor of the Proposed Amendment, rather than cash paid in exchange for Shares, and will constitute ordinary income to recipient Holders, as described below under "-- Special Cash Payments/Modification of Articles." A Holder's gain or loss will be long-term capital gain or loss if the holding period for the Shares is more than one year (more than 18 months to obtain the benefit of newly reduced capital gains tax rates, where applicable) as of the date of the sale of such Shares. The excess of net long-term capital gains over net short-term capital losses is taxed at a lower rate than ordinary income for certain non-corporate taxpayers. The distinction between capital gain and loss and ordinary income or loss is also relevant for purposes of, among other things, limitations on the deductibility of capital losses.

    SPECIAL CASH PAYMENTS/MODIFICATION OF ARTICLES. The federal income tax treatment of the Special Cash Payments is not entirely clear. IPALCO and IPL will treat the Special Cash Payments as ordinary non-dividend income to the recipient Holders. Whether or not they receive Special Cash Payments, Holders will not recognize any taxable income or loss with respect to the Shares merely as a result of the modification of the Articles by the Proposed Amendment.

    BACKUP WITHHOLDING AND INFORMATION REPORTING. Certain non-corporate Holders may be subject to backup withholding at a rate of 31% on gross proceeds received for tendered Shares in the Offer and on Special Cash Payments. Each United States Holder tendering Shares in the Offer or entitled to receive a Special Cash Payment pursuant to the Offer will be asked to provide such Holder's correct taxpayer identification number and certify that such Holder is not subject to backup withholding by completing the Substitute Form W-9 included in the Letter of Transmittal and Proxy.

    The amount of any backup withholding from a payment to a Holder will be allowed as a credit against such Holder's United States federal income tax liability and may entitle such Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

                           SOURCE AND AMOUNT OF FUNDS


    Assuming that IPALCO purchases all outstanding Shares pursuant to the Offer, the total amount required by IPALCO to purchase such Shares will be approximately $47.9 million, exclusive of fees and other expenses. IPALCO intends to borrow the funds that it needs to complete the Offer through an existing $401 Million Revolving Credit Facility (the "Revolver") with a syndicate of banks, led by Bank One, Indiana, N.A. The Revolver matures on March 31, 2002. Interest is payable monthly and is based on a spread over LIBOR. In conjunction with the Revolver, IPALCO entered into an interest rate swap agreement which fixed the interest rate on $300 million of the Revolver. Pursuant to the swap agreement, which matures April 1, 2001, IPALCO will pay interest at a fixed rate of 6.3575% to a swap counter party and will receive a variable rate of interest in return based on the one month LIBOR. The result is to effectively establish an approximate interest rate of 6.7% on $300 million of the Revolver. IPALCO's borrowings under the Revolver will be repaid through a dividend from IPL, which expects to derive its funds from internally generated funds, the liquidation of temporary investments and the issuance of short-term debt.


               TRANSACTIONS AND AGREEMENTS CONCERNING THE SHARES

    Each of IPALCO and IPL has been advised by its directors and executive officers that no directors or executive officers of the respective companies own any Shares. Based upon the companies' records and upon information provided to each company by its directors and executive officers, neither company nor, to the knowledge of either, any of their subsidiaries, directors, or executive officers has engaged in any transactions involving Shares during the 60 business days preceding the date hereof. Neither company nor, to the knowledge of either, any of its directors or executive officers is a party to any contract, arrangement, understanding or relationship relating directly or indirectly to the Offer with any other person with respect to any securities of IPL.

                  FEES AND EXPENSES ASSOCIATED WITH THE OFFER


    DEALER MANAGER, DEPOSITARY AND INFORMATION AGENT FEES. Dillon, Read & Co. Inc. and Merrill Lynch & Co. will act as the Dealer Managers for IPALCO in connection with the Offer, but will not provide services to IPL in connection with the Proposed Amendment or the solicitation of proxies therewith. Effective September 2, 1997, Dillon, Read & Co. Inc. will become a subsidiary of Swiss Bank Corporation and will change its name to SBC Warburg Dillon Read Inc. IPALCO has agreed to pay the Dealer Managers a fee of $.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer , and for all Shares voted in favor of the Proposed Amendment, whether or not tendered. The Dealer Managers will also be reimbursed by IPALCO for their reasonable out-of-pocket expenses, including attorneys' fees, and will be indemnified against certain liabilities, including certain liabilities under the federal securities laws, in connection with the Offer. The Dealer Managers have rendered, are currently rendering and are expected to continue to render various investment banking services to IPALCO and IPL. The Dealer Managers have received, and will continue to receive, customary compensation from the companies for such services. IPALCO has retained IBJ Schroder Bank & Trust Company as Depositary and D. F. King & Co., Inc. as Information Agent in connection with the Offer. The Depositary and Information Agent will receive reasonable and customary compensation for their services and will also be reimbursed for certain out-of-pocket expenses. IPALCO has agreed to indemnify the Depositary and Information Agent against certain liabilities, including certain liabilities under the federal securities law, in connection with the Offer. Neither the Depositary nor the Information Agent has been retained to make solicitations or recommendations in connection with the Offer.


    SOLICITED TENDER FEES. Pursuant to Instruction 10 of the accompanying Letter of Transmittal and Proxy, IPALCO will pay to Soliciting Dealers (as defined below) a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners equal to or exceeding 2,500 Shares, IPALCO will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid for pursuant to the Offer, and for all Shares voted in favor of the Proposed Amendment, whether or not tendered, subject to certain conditions. Solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to the Soliciting Dealers (which may be a Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer. "Soliciting Dealers" include (a) any broker or dealer in securities, including the Dealer Managers in their capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company.


    No solicitation fee or separate fee (other than solicitation fees payable to the Dealer Managers as provided above) shall be payable to a Soliciting Dealer with respect to the tender of Shares or the vote of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender or vote, as the case may be, designates such Soliciting Dealer. No solicitation fee or separate fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered or voted for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders. No solicitation fee or separate fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No solicitation fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account and no separate fee shall be paid to a Soliciting Dealer with respect to Shares voted for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a solicitation fee or a separate fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of IPALCO, IPL, the Depositary, the Dealer Managers or the Information Agent for purposes of the Offer.

    Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Letter of Transmittal and Proxy and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

    STOCK TRANSFER TAXES. IPALCO will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by IPALCO pursuant to the Offer, except in certain circumstances where special payment or delivery procedures are utilized pursuant to Instruction 6 of the accompanying Letter of Transmittal and Proxy. Each Preferred Shareholder will be responsible for paying any income or gross receipts taxes imposed by any jurisdiction by reason of the Special Cash Payment and/or the sale of the Shares in the Offer.

    ESTIMATED EXPENSES. Assuming that all Shares of each Series of Preferred are tendered and purchased by IPALCO pursuant to the Offer, it is estimated that the expenses incurred by IPALCO in connection with the Offer will be as approximately set forth below. IPALCO will be responsible for paying all such expenses.


Dealer Manager Fees.......................................................  $ 180,000
Depositary and Information Agent Fees                                       $  56,000
Solicitation Fees.........................................................  $ 350,000
Printing and Mailing Fees.................................................  $ 160,000
Filing Fees...............................................................  $   9,500
Legal and Miscellaneous...................................................  $ 155,500
                                                                            ---------
    Total.................................................................  $ 911,000
                                                                            ---------
                                                                            ---------


                  CERTAIN INFORMATION REGARDING IPL AND IPALCO

    IPL was incorporated under the laws of the state of Indiana in 1927 and is a subsidiary of IPALCO. IPL is a regulated electric and steam service utility engaged primarily in generating, transmitting, distributing and selling electric energy in the city of Indianapolis and neighboring cities, towns and adjacent rural areas, all within the State of Indiana, the most distant point being approximately 40 miles from Indianapolis. IPL also produces, distributes and sells steam within a limited area in Indianapolis. No private or municipally-owned electric public utility companies are competing with IPL in the territory it serves. Existing Indiana law provides for public utilities to have an exclusive retail service area. There have been no significant changes in the services rendered, or in the markets or methods of distribution, since the beginning of the current fiscal year and the filing of IPL's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and IPL's Quarterly Report on Form 10-Q for the six month period ended June 30, 1997, which are hereby incorporated by reference.

    IPALCO was incorporated under the laws of the state of Indiana in 1983 and is a holding company and the parent company of IPL and Mid-America Capital Resources, Inc. ("Mid-America"). IPALCO owns all of the outstanding Common Shares of IPL. Mid-America is the holding company for the unregulated activities of IPALCO, which primarily include operation of district heating and cooling systems, research and development of energy storage technology, and operation of an energy system in an industrial complex.

                 SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION

    Set forth below is certain consolidated historical financial information of IPL. The historical financial information (other than the ratios of earnings to fixed charges) was derived from the audited consolidated financial statements included in IPL's Annual Report on Form 10-K for the year ended December 31, 1996 and from the unaudited consolidated financial statements included in IPL's Quarterly Reports on Form 10-Q for the six month periods ended June 30, 1997 and June 31, 1996, which statements are hereby incorporated by reference. More comprehensive financial information is included in such reports and the financial information which follows is qualified in its entirety by reference to such reports and all of the financial statements and related notes contained therein, copies of which may be obtained as set forth herein. The data as of and for the six months ended June 30, 1997 and June 30, 1996 has been derived from unaudited financial statements which, in the opinion of IPL, reflect all adjustments, consisting of any normal recurring adjustments, necessary for a fair representation of such data. The results of operations for such six month periods do not purport to be indicative of the results to be expected for a full year. See "Proposed Amendment and Proxy Solicitation -- Financial and Other Information Relating to IPL" and "Additional Information; Incorporation By Reference."

Condensed Statement Of Income Data:

                                                                         YEAR ENDED           SIX MONTHS ENDED
                                                                        DECEMBER 31,              JUNE 30,
                                                                   ----------------------  ----------------------
                                                                      1996        1995        1997        1996
                                                                   ----------  ----------  ----------  ----------
                                                                                                (UNAUDITED)
                                                                           (IN THOUSANDS, EXCEPT RATIOS)
Operating Revenues...............................................  $  762,503  $  709,206  $  379,002  $  374,067
Operating Income.................................................     163,219     147,588      83,581      80,966
Allowance for Borrowed and Equity Funds Used During
 Construction....................................................       9,321      11,370       2,753       6,930
Interest Expense on Long-term Debt...............................     (43,425)    (45,656)    (19,445)    (21,729)
Net Income.......................................................     122,588     106,273      64,851      62,860
Preferred Dividend Requirement...................................      (3,182)     (3,182)     (1,591)     (1,591)
Income Applicable to Common Stock................................     119,406     103,091      63,260      61,269
Ratio of Earnings to Fixed Charges...............................  $     4.91  $     4.09  $     5.27  $     4.62

Condensed Balance Sheet Data:

                                                                     AS OF DECEMBER 31,        AS OF JUNE 30,
                                                                   ----------------------  ----------------------
                                                                      1996        1995        1997        1996
                                                                   ----------  ----------  ----------  ----------
                                                                                                (UNAUDITED)
                                                                                   (IN THOUSANDS)
ASSETS:
Net Utility Plant In Service.............................  $  1,714,813  $  1,532,880  $  1,687,940  $  1,703,150
Construction Work In Progress............................        63,243       249,249        73,461        87,549
Cash and Cash Equivalents................................         8,840         9,985         8,771         8,888
Other Current Assets.....................................        99,652       147,688        85,451       146,030
Other Assets.............................................       165,852       169,014       159,999       169,265
                                                           ------------  ------------  ------------  ------------
    Total................................................  $  2,052,400  $  2,108,816  $  2,015,622  $  2,114,882
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------
CAPITALIZATION AND LIABILITIES:
Common Equity............................................  $    782,249  $    747,129  $    807,112  $    766,284
Cumulative Preferred Stock...............................        51,898        51,898        51,898        51,898
Long-term Debt...........................................       627,791       669,000       627,816       657,769
Current Liabilities......................................       171,138       223,927       110,310       214,615
Other Liabilities........................................       419,324       416,862       418,486       424,316
                                                           ------------  ------------  ------------  ------------
    Total................................................  $  2,052,400  $  2,108,816  $  2,015,622  $  2,114,882
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------

               ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE

    IPALCO and IPL are subject to the informational requirements of the Exchange Act and in accordance therewith file periodic reports, proxy statements and other information with the SEC. IPALCO and IPL are required to disclose in such proxy statements certain information, as of particular dates, concerning their directors and officers, their remuneration, stock options granted to them, the principal holders of their securities and any material interest of such persons in transactions with IPALCO or IPL. In connection with the Offer, IPALCO has also filed an Issuer Tender Offer Statement on Schedule 13E-4 and a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the SEC that includes certain additional information relating to the Offer.

    Such material can be inspected at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located at

7 World Trade Center, Suite 1300, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained from the Public Reference Section of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a Web site on the Internet that contains reports, proxy materials, information statements and other information regarding issuers that file electronically with the SEC, including IPALCO and IPL. The address of such site is: http://www.sec.gov. IPALCO's Schedule 13E-4 and Schedule 13E-3 will not be available at the SEC's regional offices.

    The financial statements of IPL and related information included in its Annual Report on Form 10-K for the year ended December 31, 1996, and its Quarterly Reports on Form 10-Q for the six month periods ended June 30, 1997 and June 30, 1996, each as filed with the SEC, are hereby incorporated by reference. See "Proposed Amendment and Proxy Solicitation -- Financial and Other Information Relating to IPL."

                                 MISCELLANEOUS

    The Offer is not being made to, nor will IPALCO accept tenders from, owners of Shares in any jurisdiction in which the Offer or its acceptance would not be in compliance with the laws of such jurisdiction. IPALCO is not aware of any jurisdiction where the making of the Offer or the tender of Shares would not be in compliance with applicable law. If IPALCO becomes aware of any jurisdiction where the making of the Offer or the tender of Shares is not in compliance with any applicable law, IPALCO will make a good faith effort to comply with such law. If, after such good faith effort, IPALCO cannot comply with such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the owners of Shares residing in such jurisdiction. In any jurisdiction in which the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on IPALCO's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction

                                          IPALCO ENTERPRISES, INC.

                                          INDIANAPOLIS POWER & LIGHT COMPANY


August 29, 1997

    Facsimile copies of the Letter of Transmittal and Proxy will be accepted. The Letter of Transmittal and Proxy and, if applicable, certificates for Shares should be sent or delivered by each tendering Preferred Shareholder or voting Preferred Shareholder of IPL or his or her broker, dealer, bank or trust company to the Depositary at one of its addresses set forth below.

                               THE DEPOSITARY IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

                                     BY
           BY MAIL:              FACSIMILIE:    TO CONFIRM:    BY HAND/OVERNIGHT DELIVERY:

         P.O. Box 84                (212)          (212)             One State Street
    Bowling Green Station         858-2611       858-2103        New York, New York 10004
New York, New York 10274-0084                                  Attn: Securities Processing
     Attn: Reorganization                                     Window, Subcellar One, (SC-1)
    Operations Department

    Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of this Offer to Purchase and Proxy Statement, the Letter of Transmittal and Proxy or other tender offer or proxy materials may be directed to the Information Agent, and such copies will be furnished promptly at the companies' expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                             THE INFORMATION AGENT:

                             D. F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                         CALL TOLL FREE: (800) 859-8508
                              THE DEALER MANAGERS:

   DILLON, READ & CO. INC.           MERRILL LYNCH & CO.
      535 Madison Avenue            World Financial Center
   New York, New York 10022            250 Vesey Street
     Attention: Syndicate
          Department               New York, New York 10281
        (212) 906-7531            1-888-ML4-TNDR (toll free)
                                 (1-888-654-8637 (toll free))

                                   ATTENTION
                    SHAREHOLDERS WHO HAVE LOST CERTIFICATES
PLEASE CALL IPL, SHAREHOLDER SERVICES, AT (317) 261-8394 OR 1- 800-877-0153 FOR
                                  ASSISTANCE.

                                                                      APPENDIX A

                        LETTER OF TRANSMITTAL AND PROXY

                                  RELATING TO
              SHARES OF CUMULATIVE PREFERRED STOCK,      % SERIES
                                       OF

                       INDIANAPOLIS POWER & LIGHT COMPANY

              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                           IPALCO ENTERPRISES, INC.,


                             DATED AUGUST 29, 1997,
                      FOR PURCHASE AT A PURCHASE PRICE OF
                               $       PER SHARE
                                     AND/OR



                     VOTED PURSUANT TO THE PROXY STATEMENT,
                             DATED AUGUST 29, 1997,
                                       OF


                       INDIANAPOLIS POWER & LIGHT COMPANY


           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
         NEW YORK CITY TIME, ON WEDNESDAY, OCTOBER 8, 1997, UNLESS THE
                   OFFER IS EXTENDED (THE "EXPIRATION DATE").



    THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, OCTOBER 8, 1997, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.


            TO: IBJ SCHRODER BANK & TRUST COMPANY (THE "DEPOSITARY")

                                     BY
           BY MAIL:              FACSIMILIE:    TO CONFIRM:    BY HAND/OVERNIGHT DELIVERY:

         P.O. Box 84                (212)          (212)             One State Street
                                  858-2611       858-2103
    Bowling Green Station                                        New York, New York 10004
New York, New York 10274-0084                                  Attn: Securities Processing
     Attn: Reorganization                                         Window, Subcellar One,
           Operations
          Department                                                      (SC-1)

    PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. IPALCO ENTERPRISES, INC. ("IPALCO") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE ON THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, INDIANAPOLIS POWER & LIGHT COMPANY ("IPL") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.


    HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON AUGUST 29, 1997 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER ON THE RECORD DATE OF SUCH SHARES. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES AUGUST 27, 1997 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.


NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW. IF SHARES ARE NOT BEING TENDERED, YOU NEED ONLY COMPLETE THE BOXES BELOW TITLED "PROXY" (OR, IF APPLICABLE, "IRREVOCABLE PROXY") AND "SIGNATURE(S) OF OWNER(S)" AND THE SUBSTITUTE FORM W-9.

                                     PROXY


     The undersigned hereby appoints John R. Hodowal, Ramon L. Humke and Bryan
 G. Tabler, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all the shares of cumulative preferred stock of Indianapolis Power & Light Company ("IPL") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, October 8, 1997, or any adjournment(s) or postponement(s) thereof.


 NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

     THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IPL. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

     INDICATE YOUR VOTE BY AN (X). THE BOARD OF DIRECTORS OF IPL RECOMMENDS VOTING FOR ITEM 1.

 ITEM 1.

     HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE "FOR" THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

     To remove in its entirety ARTICLE 6A, Section 4(g) from the Amended Articles of Incorporation of IPL (the "Articles"), which limits IPL's ability to issue unsecured indebtedness.

             / /  FOR           / /  AGAINST           / /  ABSTAIN

 NOTE: IF SHARES ARE BEING VOTED "FOR" THE PROPOSED AMENDMENT, THE SUBSTITUTE FORM W-9 BELOW SHOULD BE COMPLETED TO AVOID BACK-UP WITHHOLDING ON THE SPECIAL CASH PAYMENT.

     SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF IPL, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

     Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of IPL his or her entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, which each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

 Please check box if you plan to attend the Special Meeting.  / /

                                    DESCRIPTION OF SHARES TENDERED (1)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE
USE PREADDRESSED LABEL OR FILL IN, IF BLANK, EXACTLY AS   SHARE CERTIFICATE(S) AND SHARE(S) TENDERED/VOTED
 NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S) AND SHARE(S)    (ATTACHED ADDITIONAL SIGNED LIST IF NECESSARY)
                       TENDERED)                                                 (1)
                                                                                                  NUMBER OF
                                                                                                   SHARES
                                                                                                     NOT
                                                                                                  TENDERED
                                                                        TOTAL NUMBER              BUT AS TO
                                                             SHARE        OF SHARES    NUMBER OF    WHICH
                                                          CERTIFICATE    REPRESENTED    SHARES     PROXIES
                                                           NUMBER(S)      BY SHARE     TENDERED     GIVEN
                                                              (2)       CERTIFICATE(S)(2)    (3)    ONLY

                                                          TOTAL
                                                          SHARES:
(1) If tendering or voting Share(s), please fill in table exactly as information appears on the
    Certificate(s).
(2) Need not be completed by shareholders tendering by book-entry transfer.
(3) Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote "FOR" the Proposed
    Amendment with respect to any Shares tendered.

       NOTE: IF YOU ARE DELIVERING A PROXY BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES.

                           SIGNATURE(S) OF OWNER(S)*


-RIGHT ARROW-_______________________________________________________-LEFT ARROW-



-RIGHT ARROW-_______________________________________________________-LEFT ARROW-


Dated:____________________________________________________________________, 1997

Name(s):________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Daytime Area Code and Telephone No.:____________________________________________

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

Name of Firm:___________________________________________________________________
                                 (Please Print)

Address of Firm:________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No.:____________________________________________________

Dated:____________________________________________________________________, 1997

    IF SELLING SHARES ON OR AFTER AUGUST 27, 1997, A RECORD HOLDER MUST COMPLETE THE FOLLOWING IRREVOCABLE PROXY



    PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO WAS NOT A HOLDER OF RECORD ON AUGUST 29, 1997.




                                    IRREVOCABLE PROXY *
                               with respect to shares of the
                        Cumulative Preferred Stock,      % Series of
                         INDIANAPOLIS POWER & LIGHT COMPANY ("IPL")
                          The undersigned hereby irrevocably appoints:
                                      ----------------------------------------
                                                       Type or Print Name of
                                         Transferee

    as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on August 29, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

    This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

    This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

    All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigned of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and
Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and IPL upon the terms and subject to the conditions of the Offer.


                            DESCRIPTION OF PREFERRED STOCK

               CERTIFICATE NUMBER(S)                 AGGREGATE NUMBER
                  (ATTACH LIST IF                       OF SHARES
                     NECESSARY)                   ----------------------
               ----------------------

               1. -------------------             ---------------------

               2. -------------------             ---------------------

               3. -------------------             ---------------------
                                       Total:     ---------------------

* This irrevocable proxy must be signed on the next page to be effective.

                               IRREVOCABLE PROXY
                SIGNATURE(S) OF RECORD OR AUTHORIZED SIGNATORY *


 -RIGHT ARROW-_____________________________________________________-LEFT ARROW-


  _____________________________________________________________________________
                                 (Please Print)

 Dated:__________________________________________________________________, 1997

 Tax Identification or Social Security No(s)___________________________________


 -RIGHT ARROW-_____________________________________________________-LEFT ARROW-


  _____________________________________________________________________________
                                 (Please Print)

 Dated:__________________________________________________________________, 1997

 Tax Identification or Social Security No(s)___________________________________

 * Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Record Date on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature:_________________________________________________________

 Name:_________________________________________________________________________

 Capacity (Full Title):________________________________________________________

 Name of Firm:_________________________________________________________________
                                 (Please Print)

 Address of Firm:______________________________________________________________

 ______________________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone No.:__________________________________________________

 Dated:__________________________________________________________________, 1997

 NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND, IF YOU ARE TENDERING ANY SHARES OR VOTING "FOR" THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO DILLON, READ & CO. INC., MERRILL LYNCH & CO., D.F. KING & CO., INC., IPALCO ENTERPRISES, INC., OR INDIANAPOLIS POWER & LIGHT COMPANY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED.

     This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if Shares are to be voted and (i) certificates are to be forwarded herewith or (ii) delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

     Preferred Shareholders who wish to tender Shares yet who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares--Guaranteed Delivery Procedure" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO IPALCO, IPL OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

 / /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

     A HOLDER TENDERING SHARES PURSUANT TO THIS LETTER OF TRANSMITTAL AND PROXY MUST CHECK ONE OF THE FOLLOWING BOXES:

     / / A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment is included herein.

     / /  A vote "FOR" the Proposed Amendment will be cast at the Special
       Meeting.

                           --------------------------

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

 / /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of tendering institution:__________________________________________
                                 (Please Print)

    Check applicable box:        / /  DTC    / /  PDTC

    Account No._____________________________________________________________

    Transaction Code No.____________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of tendering shareholder(s):____________________________________

    ________________________________________________________________________
                                 (Please Print)

    Date of execution of Notice of Guaranteed Delivery and Proxy:___________

    Name of institution that guaranteed delivery:___________________________

    If delivery is by book-entry transfer:

    Name of tendering institution:__________________________________________

    Account No. _____________________________________ at / / DTC or / / PDTC
                                                         (Check One)

    Transaction Code No.____________________________________________________

                            ------------------------

    A HOLDER ELECTING TO TENDER SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND PROXY MUST CHECK ONE OF THE FOLLOWING BOXES:

    / / A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    / / A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    / /  A vote "FOR" the Proposed Amendment will be cast at the Special
       Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:


    The above signed hereby tenders to IPALCO Enterprises, Inc., an Indiana corporation ("IPALCO"), the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to IPALCO's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Indianapolis Power & Light Company, an Indiana corporation and direct subsidiary of IPALCO ("IPL"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated August 29, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO IPL'S AMENDED ARTICLES OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer--Extension of Tender Period; Termination; Amendments" and "Terms of the Offer--Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.



    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the above signed hereby sells, assigns and transfers to, or upon the order of, IPALCO all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints IBJ Schroder Bank & Trust Company (the "Depositary") the true and lawful agent and attorney-in-fact of the above signed with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of IPALCO, (b) present such Shares for registration and transfer on the books of IPL and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.



    The above signed hereby represents and warrants that the above signed has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by IPALCO, IPALCO will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The above signed will, upon request, execute and deliver any additional documents deemed by the Depositary or IPALCO to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.



    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the above signed, and any obligations of the above signed hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the above signed. Except as stated in the Offer, this tender is irrevocable.

    The above signed understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the above signed's acceptance of the terms and conditions of the Offer, including the above signed's representation and warranty that (a) the above signed has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with Rule 14e-4. IPALCO's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the above signed and IPALCO upon the terms and subject to the conditions of the Offer.



    The above signed recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, IPALCO may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the above signed understands that certificate(s) for any Shares not tendered or not purchased will be returned to the above signed.



    Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the above signed (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the above signed at the address shown below the above signed signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The above signed recognizes that IPALCO has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if IPALCO does not accept for payment any of the Shares so tendered.


       SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
       SEE INSTRUCTIONS 4, 6, AND 7                SEE INSTRUCTIONS 4, 6, AND 7
    To be completed ONLY if the check for   To be completed ONLY if the check for the
the Purchase Price of Shares purchased      Purchase Price of Shares purchased and/or
and/or certificates for Shares not          certificates for Shares not tendered or
tendered or not purchased are to be issued  not purchased are to be mailed to someone
in the name of someone other than the       other than the above signed or to the
above signed.                               above signed at an address other than that
Issue  / / Check  / / Certificate(s) to:    shown below the above signed's
Name                                        signature(s).
              (Please Print)                Mail  / / Check  / / Certificate(s) to:
Address                                     Name
            (Include Zip Code)                            (Please Print)
(Tax Identification or Social Security      Address
Number)*                                                (Include Zip Code)
* See Substitute Form W-9 Below.


/ /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND
    WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates:_____

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)


    As provided in Instruction 10, IPALCO will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners equal to or exceeding 2,500 Shares, IPALCO will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, and for all Shares voted in favor of the Proposed Amendment, whether or not tendered. Solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to the Soliciting Dealers (which may be a Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.


    The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:___________________________________________________________________
                                 (Please Print)

Name of Individual Broker or Financial Consultant:______________________________

Telephone Number of Broker or Financial Consultant:_____________________________

Identification Number (if known):_______________________________________________

Address:________________________________________________________________________

                                        ________________________________________
                               (Include Zip Code)

    The following to be completed ONLY if customer's Shares held in nominee name are tendered. (ATTACH ADDITIONAL LIST IF NECESSARY.)

                NAME OF BENEFICIAL OWNER                                 NUMBER OF SHARES TENDERED

    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by IPALCO; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

          (IF SHARES ARE BEING TENDERED AND/OR VOTED, PLEASE COMPLETE
            SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)

SIGN HERE:______________________________________________________________________

                                        ________________________________________
                           (Signature(s) of Owner(s))

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by IPALCO (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer-- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. A NYSE trading day is any day on which the NYSE is open for business.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO IPL'S AMENDED ARTICLES OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote on the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained within this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of IPL on August 29, 1997. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record on the Record Date of such Shares. Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of IPL his or her entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, which each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences August 27, 1997 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial holder.


    4. PARTIAL TENDERS. NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER. If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.


    If any of the Shares tendered or voted under either Tender and Proxy Document is held of record by two or more persons, all such persons must sign such Tender and Proxy Document. If any of the Shares tendered or voted under either Tender and Proxy Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations of certificates.

    If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to IPALCO of the authority of such person so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, IPALCO will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Each Preferred Shareholder will be responsible for paying any income or gross receipts taxes imposed by any jurisdiction by reason of the Special Cash Payment (as defined in the Offer to Purchase and Proxy Statement) and/or the sale of the Shares in the Offer. See "Terms of the Offer-- Acceptance of Shares for Payment and Payment of Purchase Price" and "Certain Federal Income Tax Consequences" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to, and/or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Description of Shares Tendered," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering and/or voting Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering and/or voting Preferred Shareholder to 31% federal income tax backup withholding on the payment of the Purchase Price for the Shares or on the Special Cash Payment. The tendering and/or voting Preferred Shareholder may write "Applied For" in Part I of Substitute Form W-9 and sign the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 if he or she has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If "Applied For" is written in Part I of Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 is signed and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the Purchase Price for the Shares or the Special Cash Payment thereafter until a TIN is provided to the Depositary.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy, or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at IPALCO's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.


    10. SOLICITED TENDERS. IPALCO will pay a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners equal to or exceeding 2,500 Shares, IPALCO will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, and for all Shares voted in favor of the Proposed Amendment, whether or not tendered (with solicitation fees in transactions for beneficial owners of 2,500 or more Shares being payable 80% to the Dealer Managers and 20% to the Soliciting Dealers (which may be a Dealer Manager)), covered by the Letter of Transmittal and Proxy which designates, under the heading "Solicited Tenders" above as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including the Dealer Managers in their capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No solicitation fee or separate fee (other than solicitation fees payable to the Dealer Managers as provided above) shall be payable to a Soliciting Dealer with respect to the tender of Shares or the vote of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender or vote, as the case may be, designates such Soliciting Dealer. No solicitation fee or separate fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered or voted for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders. No solicitation fee or separate fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No solicitation fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account and no separate fee shall be paid to a Soliciting Dealer with respect to Shares voted for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a solicitation fee or a separate fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of IPALCO, IPL, the Depositary, the Dealer Managers or the Information Agent for purposes of the Offer.


    Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Letter of Transmittal and Proxy and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

    11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by IPALCO, in its sole discretion, and its determination shall be final and binding. IPALCO reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of IPALCO's counsel, be unlawful. IPALCO also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and IPALCO's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as IPALCO shall determine. None of IPALCO, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly notify the Depositary by checking the box above immediately following the "Special Payment Instructions/Special Delivery Instructions" and indicating the number of Shares lost, destroyed or stolen. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration
Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, (a) payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer or (b) Special Cash Payments made to a Preferred Shareholder with respect to Shares voted pursuant to the proxy solicitation may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer or on Special Cash Payments, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer or on the Special Cash Payments.

WHAT NUMBER TO GIVE THE DEPOSITARY


    The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional guidance on which number to report.

          SEE 'GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
          NUMBER ON SUBSTITUTE FORM W-9' FOR ADDITIONAL INSTRUCTIONS.
                                   SUBSTITUTE
                                    FORM W-9
        PAYER'S NAME:  IBJ SCHRODER BANK & TRUST COMPANY, AS DEPOSITARY

 SUBSTITUTE                       PART I -- PLEASE PROVIDE YOUR
 FORM W-9                         TIN IN THE BOX AT RIGHT AND             Social Security Number or
                                  CERTIFY BY SIGNING AND DATING            Employer Identification
                                  BELOW:                                           Number
                                                                    (If Awaiting TIN write "Applied for")
                                  NAME (Please Print)
                                  --------------------------------
      PAYER'S REQUEST FOR         ADDRESS                            PART II -- For Payees NOT subject to
    TAXPAYER IDENTIFICATION       --------------------------------   backup withholding, see the
          NUMBER (TIN)            CITY           STATE      ZIP      "Guidelines for Certification of
                                  CODE                               Taxpayer Identification Number on
                                                                     Substitute Form W-9" and complete as
                                                                     instructed therein.
   DEPARTMENT OF THE TREASURY
    INTERNAL REVENUE SERVICE

 PART III -- CERTIFICATION: -- Under penalties of perjury, I certify that:

 (1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

 (2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or
      (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

      SIGNATURE  DATE , 1997
      CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
      IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Also see instructions in the enclosed GUIDELINES.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WRITE "APPLIED FOR"
                        IN PART I OF SUBSTITUTE FORM W-9

                          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.
          , 1997
 Signature                                                                         Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

    PURPOSE OF FORM. A person who is required to file an information return with the Internal Revenue Service ("IRS") must obtain your correct taxpayer identification number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

    NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM.

    HOW TO OBTAIN A TIN. If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for Individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

    To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payor must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payor must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payor must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payor is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

    NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

    As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

    WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

    If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

    (1) You do not furnish your TIN to the requester, or

    (2) The IRS notifies the requester that you furnished an incorrect TIN, or

    (3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    (4) You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

    (5) You do not certify your TIN.

    Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Signing the Certification, below, if you are an exempt payee.

    PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except as listed in item (2). For broker transactions, payees listed in items (1) and (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

    (1) A corporation.

    (2) An organization exempt from tax under section 501(a), an IRA, or a custodial account under section 402(b)(7).

    (3) The United States or any of its agencies or instrumentalities.

    (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

    (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

    (6) An international organization or any of its agencies or instrumentalities.

    (7) A foreign central bank of issue.

    (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

    (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

    (10) A real estate investment trust.

    (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

    (12) A common trust fund operated by a bank under section 584(a).

    (13) A financial institution.

    (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc., Nominee List.

    (15) A trust exempt from tax under section 664 or described in section 4947.

    Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    - Section 404(k) payments made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals.

    NOTE: YOU MAY BE SUBJECT TO BACKUP WITHHOLDING IF THIS INTEREST IS $600 OR MORE AND IS PAID IN THE COURSE OF THE PAYER'S TRADE OR BUSINESS AND YOU HAVE NOT PROVIDED YOUR CORRECT TIN TO THE PAYER.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

    - Mortgage interest paid to you.

Other types of payments generally not subject to backup withholding include:

    - Wages.

    - Distributions from a pension, annuity, profit-sharing or stock bonus plan, or an IRA.

    - Distributions from an owner-employee plan.

    - Certain surrenders of life insurance contracts.

    - Gambling winnings, if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

    - Real estate transactions reportable under section 6045.

    Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

PENALTIES

    FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

    CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

    NAME -- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

    If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

SIGNING THE "PART III -- CERTIFICATION" ON THE SUBSTITUTE FORM W-9

    (1) INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983 -- You are required to furnish your correct TIN, but you are not required to sign the certification.

    (2) INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983 -- Your must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    (3) REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

    (4) OTHER PAYMENTS. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

    (5) MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS. You are required to furnish your correct TIN, but you are not required to sign the certification.

    (6) EXEMPT PAYEES AND PAYMENTS. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, wright "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

    (7) TIN "APPLIED FOR." Follow the instructions under How To Obtain a TIN, on page 1, and sign and date this form.
    SIGNATURE: For a joint account, only the person whose TIN is shown in Part I should sign.

    PRIVACY ACT NOTICE: Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER
-------------------------------------------------------------
For this type of account:            Give name and SSN of:

-------------------------------------------------------------
1.         Individual                The individual

2.         Two or more individuals   The actual owner of the
           (joint account)           account or, if combined
                                     funds, the first
                                     individual on the
                                     account (1)

3.         Custodian account of a    The minor (2)
           minor (Uniform Gift to
           Minors Act)

4.         a. The usual revocable    The grantor-trustee (1)
           savings trust (grantor
           is also trustee)

           b. So-called trust        The actual owner (1)
           account that is not a
           legal or valid trust
           under state law

5.         Sole proprietorship       The owner (3)
-------------------------------------------------------------
For this type of account:            Give name and SSN of:
-------------------------------------------------------------

6.         Sole proprietorship       The owner (3)

7.         A valid trust, estate,    Legal entity (4)
           or
           pension trust

8.         Corporate                 The corporation

9.         Association, club,        The organization
           religious, charitable,
           educational, or other
           tax-exempt organization

10.        Partnership               The partnership

11.        A broker or registered    The broker or nominee
           nominee

12.        Account with the          The public entity
           Department of
           Agriculture in the name
           of a public entity (such
           as a state or local
           government, school
           district, or prison)
           that receives
           agricultural program
           payments.

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

                              THE DEALER MANAGERS:

   DILLON, READ & CO. INC.           MERRILL LYNCH & CO.

      535 Madison Avenue            World Financial Center
   New York, New York 10022            250 Vesey Street
     Attention: Syndicate          New York, New York 10281
          Department
        (212) 906-7531            1-888-ML4-TNDR (toll free)
                                  1-888-654-8637 (toll free)

                             THE INFORMATION AGENT:

                             D. F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                         Call Toll Free: (800) 859-8508

                                   ATTENTION

 THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED BY BOTH (1) SHAREHOLDERS WHO ARE TENDERING AND VOTING SHARES PURSUANT TO THE OFFER AND (2) SHAREHOLDERS WHO ARE ONLY VOTING ON THE PROPOSED AMENDMENT AND NOT TENDERING SHARES.

 ANY SHAREHOLDER WHO HAS ANY QUESTIONS AS TO HOW TO COMPLETE THIS LETTER OF TRANSMITTAL AND PROXY SHOULD CONTACT THE INFORMATION AGENT AT THE ABOVE NUMBER OR IPL SHAREHOLDER SERVICES AT (317) 261-8394 OR 1-800-877-0153.

                                                                      APPENDIX B

                    NOTICE OF GUARANTEED DELIVERY AND PROXY
                                      FOR
                            IPALCO ENTERPRISES, INC.

                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OUTSTANDING SHARES
             OF THE FOLLOWING SERIES OF CUMULATIVE PREFERRED STOCK
                                       OF
                       INDIANAPOLIS POWER & LIGHT COMPANY

                  Cumulative Preferred Stock ($100 par value):

                                   4% Series

                                  4.20% Series

                                  4.60% Series

                                  4.80% Series

                                   6% Series

                                  8.20% Series

    As set forth in "Terms of the Offer--Procedure for Tendering Shares--Guaranteed Delivery Procedure" of the Offer to Purchase and Proxy Statement (as referred to below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of a series of cumulative preferred stock of the Indianapolis Power & Light Company ("IPL"), an Indiana corporation and direct subsidiary of IPALCO Enterprises, Inc. ("IPALCO"), listed above (each a "Series of Preferred") to be tendered pursuant to the Offer (the "Shares") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or if time will not permit all other documents required by the Letter of Transmittal and Proxy to be delivered to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement). Such form may be delivered by hand or transmitted by mail or by facsimile transmission, to the Depositary. See "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

    A SEPARATE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE USED FOR EACH SERIES OF PREFERRED. THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND PROXY AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

            TO: IBJ SCHRODER BANK & TRUST COMPANY (THE "DEPOSITARY")


            BY MAIL:                BY FACSIMILIE:    BY HAND/OVERNIGHT DELIVERY:
           P.O. Box 84              (212) 858-2611          One State Street
      Bowling Green Station                             New York, New York 10004
  New York, New York 10274-0084                       Attn: Securities Processing
 Attn: Reorganization Operations                         Window, Subcellar One,
           Department                                            (SC-1)
                                     TO CONFIRM:
                                    (212) 858-2103


    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Proxy is required to be guaranteed by an Eligible Institution (as defined in the Letter of Transmittal and Proxy) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal and Proxy.


    The undersigned hereby tenders to IPALCO Enterprises, Inc., an Indiana corporation ("IPALCO"), upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated August 29, 1997 (the "Offer to Purchase and Proxy Statement"), and the related Letter of Transmittal and Proxy (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in "Terms of the Offer-- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD
DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO IPL'S AMENDED ARTICLES OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). PREFERRED SHAREHOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON AUGUST 29, 1997 (THE "RECORD DATE") AND WHO WISH TO TENDER THEIR SHARES IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF IRREVOCABLE ASSIGNMENT OF PROXY ATTACHED HERETO) FROM THE HOLDER OF RECORD ON THE RECORD DATE AND INCLUDE SUCH PROXY WITH THIS NOTICE OF GUARANTEED DELIVERY AND PROXY OR VOTE SUCH PROXY FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. IN ADDITION, PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THE ACCOMPANYING LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, IPL WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

                                     PROXY


    The undersigned hereby appoints John R. Hodowal, Ramon L. Humke and Bryan G. Tabler, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all shares of cumulative preferred stock of IPL which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, October 8, 1997, or any adjournment(s) or postponement(s) thereof.


    THIS NOTICE OF GUARANTEED DELIVERY AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IPL. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

    INDICATE YOUR VOTE BY AN (X). THE BOARD OF DIRECTORS OF IPL RECOMMENDS VOTING FOR ITEM 1.

ITEM 1.

    HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE "FOR" THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

    To remove in its entirety ARTICLE 6A, Section 4(g) from the Amended Articles of Incorporation of IPL (the "Articles"), which limits IPL's ability to issue unsecured indebtedness.

                / /  FOR        / /  AGAINST        / /  ABSTAIN

NOTE: IF SHARES ARE BEING VOTED "FOR" THE PROPOSED AMENDMENT, THE SUBSTITUTE FORM W-9 INCLUDED IN THE LETTER OF TRANSMITTAL AND PROXY SHOULD BE COMPLETED TO AVOID BACK-UP WITHHOLDING ON THE SPECIAL CASH PAYMENT.

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF IPL, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of IPL his or her entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, which each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.  / /

                            ------------------------

SERIES OF PREFERRED (CHECK ONE):

                  Cumulative Preferred Stock ($100 par value):

/ /  4% Series          / /  4.60% Series       / /  6% Series
/ /  4.20% Series       / /  4.80% Series       / /  8.20% Series

Number of Shares:  ________________________________________________

Certificate Nos. (if available):  _________________________________

                                  _________________________________

                                  _________________________________

                           SIGNATURE(S) OF OWNER(S)*

--)  -------------------------------------------------------  (--

--)                                                           (--
     -------------------------------------------------------

Dated:
---------------------------------------------------------------------, 1997

Name(s):
----------------------------------------------------------------------------

       -------------------------------------------------------------------------

                                    (Please Print)

Capacity (full title):
-------------------------------------------------------------

Address:
----------------------------------------------------------------------------

       -------------------------------------------------------------------------

                                  (Include Zip Code)

Daytime Area Code and Telephone No.:
------------------------------------------------

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5 to the Letter of Transmittal and Proxy.

        If Shares will be tendered by book-entry transfer:

           Name of tendering institution:
       ---------------------------------------------------------

           Account No.
       ------------------------------------------- at / / DTC or / / PDTC

                                                       (Check One)

       Signature(s):

   -----------------------------------------------------------------------------

                   -------------------------------------------------------------

       Name(s) of Record Holder(s):
       --------------------------------------------------------------

                                 -----------------------------------------------

                                                         (Please Print)

       Address:
       -------------------------------------------------------------------------

               -----------------------------------------------------------------

                                           (Include Zip Code)

       Area Code and Telephone No.:
       -------------------------------------------------------------

                                  ----------------------------------------------

                          -----------------------------------

    A holder of Shares who elects to tender Shares pursuant to this Notice of Guaranteed Delivery and Proxy must check one of the boxes below:

    / / A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment is included herein.

    / /  A valid vote "FOR" the Proposed Amendment will be cast at the Special
       Meeting.

    / / A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment will be delivered within three New York Stock Exchange trading days after execution of this Notice of Guaranteed Delivery and Proxy.

    IF SELLING SHARES ON OR AFTER AUGUST 27, 1997, A RECORD HOLDER MUST COMPLETE THE FOLLOWING IRREVOCABLE PROXY.



    PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO WAS NOT A HOLDER OF RECORD ON AUGUST 29, 1997.


                               IRREVOCABLE PROXY*
                         WITH RESPECT TO SHARES OF THE
                CUMULATIVE PREFERRED STOCK, ________% SERIES OF
                   INDIANAPOLIS POWER & LIGHT COMPANY ("IPL")


      (PLEASE INDICATE APPROPRIATE SERIES OF CUMULATIVE PREFERRED STOCK IN
                     THE BLANK LOCATED THREE LINES ABOVE.)


    The undersigned hereby irrevocably appoints:

                ------------------------------------------------
                        Type or Print Name of Transferee


as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on August 29, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.


    This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.


    This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.


    All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigned of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in the Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and IPL upon the terms and subject to the conditions of the Offer.

                         DESCRIPTION OF PREFERRED STOCK

       CERTIFICATE NUMBER(S)                  AGGREGATE NUMBER
    (ATTACH LIST IF NECESSARY)                    OF SHARES
-----------------------------------  -----------------------------------

1. ---------------------
                                     ---------------------------

2. ---------------------
                                     ---------------------------

3. ---------------------
                                     ---------------------------

                                     Total: ---------------------

*   THIS IRREVOCABLE PROXY MUST BE SIGNED ON THE NEXT PAGE TO BE EFFECTIVE.

                               IRREVOCABLE PROXY
                  SIGNATURE(S) OF RECORD OR AUTHORIZED SIGNATORY*

--)  -------------------------------------------------------  (--

     -------------------------------------------------------
                         (Please Print)

Dated: -------------------------------------------------------------------,
1997

Tax Identification or Social Security No(s)
---------------------------------------

--)                                                           (--
     -------------------------------------------------------

     -------------------------------------------------------
                         (Please Print)

Dated: -------------------------------------------------------------------,
1997

Tax Identification or Social Security No(s)
------------------------------------

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Record Date on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal and Proxy.

                           GUARANTEE OF SIGNATURE(S)
         (SEE INSTRUCTIONS 1 AND 5 OF THE LETTER OF TRANSMITTAL AND PROXY)

Authorized Signature:
------------------------------------------------------

Name:
-------------------------------------------------------------------

Capacity (Full Title):
-------------------------------------------------------

Name of Firm:
------------------------------------------------------------

                                     (Please Print)

Address of Firm:
----------------------------------------------------------

        ------------------------------------------------------------------------

                                    (Include Zip Code)

Area Code and Telephone No.:
---------------------------------------------

Dated:
-----------------------------------------------------------------, 1997

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company, in each case together with properly completed and duly executed Letter(s) of Transmittal and Proxy (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange ("NYSE") trading days after the date hereof. A NYSE trading day is any day on which the NYSE is open for business.

--------------------------------------    --------------------------------------
             Name of Firm                          Authorized Signature

--------------------------------------    --------------------------------------
               Address                             Name (Please Print)

--------------------------------------    --------------------------------------
         City, State Zip Code                             Title

--------------------------------------
    Area Code and Telephone Number

Dated: ---------------------------,
1997

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

                                                                      APPENDIX C

                [INDIANAPOLIS POWER & LIGHT COMPANY LETTERHEAD]


                       INDIANAPOLIS POWER & LIGHT COMPANY
                              ONE MONUMENT CIRCLE
                                 P.O. BOX 1595
                          INDIANAPOLIS, INDIANA 46204


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD WEDNESDAY, OCTOBER 8, 1997


TO THE SHAREHOLDERS OF

INDIANAPOLIS POWER & LIGHT COMPANY


    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Indianapolis Power & Light Company will be held at its principal office, One Monument Circle, Indianapolis, Indiana on Wednesday, October 8, 1997 at 4:00 o'clock P.M. (Eastern Standard Time), for the following purposes:


    1. To approve an amendment to Indianapolis Power & Light Company's Amended Articles of Incorporation to remove the limitation on the issuance of unsecured indebtedness; and

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.


    The Board of Directors has fixed the close of business on August 29, 1997, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.


    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND DATE THE ENCLOSED LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY, AS APPROPRIATE, AND RETURN IT OR THEM IMMEDIATELY TO THE DEPOSITARY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. SEE THE OFFER TO PURCHASE AND PROXY STATEMENT ENCLOSED HEREWITH FOR FURTHER INSTRUCTIONS.

    By order of the Board of Directors.


                                          INDIANAPOLIS POWER & LIGHT COMPANY


                                          /s/ BRYAN G. TABLER
                                          --------------------------------------
                                          BY: BRYAN G. TABLER
                                             SENIOR VICE PRESIDENT,
                                             SECRETARY AND GENERAL COUNSEL

Indianapolis, Indiana


August 29, 1997

                                                                      APPENDIX D

                [Indianapolis Power & Light Company Letterhead]



                                                                 August 29, 1997


                                   IMPORTANT

Dear Shareholder:

    Enclosed is important information about your investment and specifically pertaining to the following two items:


    (1) a proxy solicitation for vote to amend the Amended Articles of Incorporation (the "Articles") of Indianapolis Power & Light Company ("IPL") which will be considered at a Special Meeting of its Shareholders on August 29, 1997; and


    (2) an offer by IPALCO Enterprises, Inc. ("IPALCO") to purchase all outstanding shares of IPL's cumulative preferred stock.

    WE GREATLY APPRECIATE YOUR GIVING PROMPT ATTENTION TO THE ENCLOSED MATERIAL WHICH YOU ARE URGED TO READ IN ITS ENTIRETY.

    IPL's Articles presently limit its ability to issue securities representing unsecured indebtedness, including short-term debt, to no more than 20% of the aggregate of its capital, surplus and secured debt. This restriction limits IPL's flexibility in planning and financing its business activities. With flexibility and cost leadership being factors crucial to success in the new competitive utility environment, IPL may be placed at a disadvantage if this restriction is not removed from the Articles. The proposed amendment, as set forth and explained in the enclosed Offer to Purchase and Proxy Statement, would remove this limitation.

    IPALCO is offering to purchase all the outstanding shares of IPL's cumulative preferred stock concurrently with IPL's proxy solicitation. You must vote in favor of the proposed amendment in order to tender your shares. IPALCO's offer is conditioned upon the proposed amendment being approved and adopted at the Special Meeting. In addition, you have the right to vote for the proposed amendment regardless of whether you tender your shares. If you vote in favor of the proposed amendment and it is adopted, you will be entitled to receive from IPL a special cash payment in the amount of $1.00 for each share you vote, provided your shares have not been tendered. Instructions for tendering and/or voting your shares and information pertaining to the special cash payment are included in the enclosed material.


    In order to validly tender shares pursuant to the offer, preferred shareholders who acquire shares during the period beginning two days prior to August 29, 1997 (the "Record Date") and up to and including October 8, 1997 (the "Expiration Date") must obtain an assignment of proxy from the seller of such shares and vote such proxy in favor of the proposed amendment. In order to facilitate the transfer of shares during the period described above, the shares of each series of preferred will trade "with proxy" in the over-the-counter market. Settlement of all trades during the period described above should include an assignment of proxy from the seller.


    The Shares will trade, during the period which begins two days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market under the symbols "INPOP" for the 4% Series, "INPOO" for the 4.20% Series, "INPOG" for the 4.60% Series, "INDPL" for the 4.80% Series, "INPOL" for the 6% Series, and "INPON" for the 8.20% Series, indicating that such Shares are trading "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have his or her authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. and the Depository Trust Company have issued notices informing their members and participants that the Shares will trade "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.


    IPL intends in the near future to call the remainder of the 8.20% shares which are not acquired by IPALCO through the tender offer. However, the authorizing resolutions governing the 8.20% shares set the callable price at $101.00 per share which is less than the $102.00 per share offered through this tender offer.


    The October 1, 1997 preferred dividend payment will be made to each shareholder of record on September 19, 1997 regardless of whether such shareholder tenders his or her shares prior to the Record Date. Tendering shareholders will not be entitled to any dividends after the October 1, 1997 payment.

                            YOUR VOTE IS IMPORTANT.

    It is important to your interests that all shareholders, regardless of the number of shares owned, participate in the affairs of IPL. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY, WHICH IS INCLUDED WITHIN THE ENCLOSED LETTER(S) OF TRANSMITTAL AND PROXY FOR EACH RESPECTIVE SERIES OF CUMULATIVE PREFERRED STOCK, AND RETURN IT PROMPTLY TO THE DEPOSITARY IN THE ENCLOSED ENVELOPE. By signing and returning your proxy promptly, you are assuring that your shares will be voted.


    You are cordially invited to attend the Special Meeting which will be held at IPL's principal office, One Monument Circle, Indianapolis, Indiana, on Wednesday, October 8, 1997 at 4:00 o'clock P.M. (Eastern Standard Time).


    If you have questions or need assistance regarding how to tender and/or vote shares, the proposed amendment, the Special Meeting or IPALCO's offer, please call IPL, Shareholder Services, at (312) 261-8394 or 1-800-877-0153.

    Thank you for your continued interest in IPL.


                                          Sincerely,


                                          /s/ JOHN R. HODOWAL
                                          --------------------------------------
                                          John R. Hodowal
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER